LICENSE AGREEMENT

                                     BETWEEN

                          BUKWANG PHARM. IND. CO., LTD.

                                       AND

                         TRIANGLE PHARMACEUTICALS, INC.

*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.
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                                TABLE OF CONTENTS

ARTICLE 1.   DEFINITIONS.....................................................2

ARTICLE 2.   LICENSES........................................................9

ARTICLE 3.   LICENSE FEE, ROYALTIES, AND MILESTONE PAYMENTS.................12

ARTICLE 4.   REPORTS AND ACCOUNTING.........................................18

ARTICLE 5.   PAYMENTS.......................................................21

ARTICLE 6.   DEVELOPMENT PROGRAM............................................23

ARTICLE 7.   JOINT PROJECT COMMITTEE........................................27

ARTICLE 8.   PATENT PROSECUTION.............................................29

ARTICLE 9.   INFRINGEMENT...................................................33

ARTICLE 10.  TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE.....................35

ARTICLE 11.  WARRANTIES AND REPRESENTATIONS; LIMITATION OF LIABILITY; AND
             DISCLAIMERS....................................................37

ARTICLE 12.  INDEMNIFICATION................................................41

ARTICLE 13.  CONFIDENTIALITY................................................43

ARTICLE 14.  CONDITIONS PRECEDENT...........................................45

ARTICLE 15.  TERM AND TERMINATION...........................................45

ARTICLE 16.  ASSIGNMENT.....................................................48

ARTICLE 17.  REGISTRATION OF LICENSE........................................49
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ARTICLE 18.  NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE
             COMPETITION AND PATENT TERM RESTORATION ACT....................49

ARTICLE 19.  DISPUTE RESOLUTION AND ARBITRATION.............................51

ARTICLE 20.  GENERAL PROVISIONS.............................................53
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      THIS LICENSE AGREEMENT is made and entered into as of this 27th day of
February 1998, by and between BUKWANG PHARM. IND. CO., LTD., with its principal offices at 398-1, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea (hereinafter referred to as "Bukwang"), and TRIANGLE PHARMACEUTICALS, INC., with principal offices located at 4 University Place, 4611 University Drive, Durham, NC 27707 (hereinafter referred to as "Triangle").

                                   WITNESSETH:

      WHEREAS, Bukwang has evidenced the in vitro and in vivo activity of an L-nucleoside compound known generically as "L-FMAU";

      WHEREAS, L-FMAU is covered by patents and patent applications filed in various countries throughout the world;

      WHEREAS, Bukwang, has entered into a License Agreement, dated December 28, 1995, as amended effective September 1, 1997 and December 1, 1997 (the "Primary License Agreement") with Yale University ("Yale") and University of Georgia Research Foundation, Inc. ("UGARF"; Yale and UGARF are hereinafter referred to as the "Primary Licensors"), a copy of which Primary License Agreement is attached hereto as Exhibit A, pursuant to which Bukwang has obtained an exclusive worldwide license under the Primary Licensors' patents and patent applications and has acquired the right to grant licenses under such patents and patent applications;

      WHEREAS, Bukwang possesses certain technology and know-how relating to L-FMAU and has the right to grant licenses in respect of such technology and know-how; and

      WHEREAS, Triangle desires to obtain an exclusive license under such patents, patent applications, technology and know-how;


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      NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

                             ARTICLE 1. DEFINITIONS

      The following terms as used herein, when written with an initial capital letter, shall have the meanings ascribed to them below:

      1.1 "Acquisition Cost" shall mean the actual invoiced price paid by a party to any non-Affiliate third party for acquiring any item (e.g., a Compound or other active ingredient), including but not limited to, shipping and handling costs and customs duties incurred and paid by such party in connection with the acquisition of such item.

      1.2 "Affiliate" shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

      1.3 "Agreement" or "License Agreement" shall mean this Agreement, including all Exhibits attached to this Agreement.

      1.4 "Bukwang Know-How" shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results which are useful for the development and registration of the Compounds or the Licensed Products and the development, registration, manufacturing, using or selling of the Licensed Products which are rightfully held by Bukwang as of the Effective Date (including, but not limited to, any of the foregoing items licensed to Bukwang under the Primary License


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Agreement), or which are not Joint Know-How or Joint Inventions and are developed or acquired by Bukwang during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to
Article 15 including, but not limited to, all manufacturing and synthesis know-how.

      1.5 "Bukwang Patents" shall mean all patents and patent applications in the Territory owned or controlled by Bukwang or under which Bukwang has a right to practice with the right to extend such right to practice to Triangle (including, but not limited to, all patents and patent applications licensed to Bukwang under the Primary License Agreement) which contain claims the rights to which are useful for the development, registration, manufacturing, using or selling of the Compounds or Licensed Products which are filed prior to or during the term of this Agreement in the United States or any foreign jurisdiction in the Territory, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States and foreign patent or inventor's certificate with regard thereto. Bukwang Patents shall include but not be limited to those listed in Exhibit B attached hereto.

      1.6 "Bulk Drug Substance" shall mean the Compound in bulk form which, if appropriately formulated and finished, would be suitable for preclinical or clinical use.

      1.7 "Compounds" shall mean the compound known as L-FMAU, with the chemical name 2'-fluoro-5-methyl-(beta)-L-arabinofuranosyluracil, including any salts and esters thereof.

      1.8 "Development Program" shall mean the research and development program described in Article 6 of this Agreement.

      1.9 "Dollars" shall mean United States dollars.

      1.10 "EBV" shall mean Epstein-Barr virus.


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      1.11 "Effective Date" shall mean the later of (a) the date first written above and (b) the date, if any, that the condition set forth in Article 14 shall have been satisfied or, if applicable, waived.

      1.12 "FDA" shall mean the United States Food and Drug Administration or any successor entity.

      1.13 "Field" shall mean all human antiviral applications and uses.

      1.14 "HBV" shall mean hepatitis B virus.

      1.15 "IND" shall mean an Investigational New Drug Application or its domestic equivalent.

      1.16 "Indemnitees" shall mean (a) in the case of the indemnity set forth in Section 12.1, Bukwang, its Affiliates, the Primary Licensors and the directors, officers and employees of any of the foregoing; (b) in the case of the indemnity set forth in Section 12.2, Triangle, its Affiliates and sublicensees, and their directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 12.3, the parties identified in Subsections 1.16(a) and 1.16(b) above, as applicable.

      1.17 "Joint Inventions" shall mean any inventions related to the Compounds or the Licensed Products, whether patented or not, which are jointly made during the period beginning on the Effective Date and ending two (2) years after termination or expiration of this Agreement pursuant to Article 15 by at least one (1) Bukwang employee or person contractually required to assign or license patent rights covering such inventions to Bukwang and at least one (1) Triangle employee or person contractually required to assign or license patent rights covering such inventions to Triangle.

      1.18 "Joint Know-How" shall mean all inventions, discoveries, trade secrets, information, data, formulas, procedures and results which are useful for the development, registration, manufacturing, using or selling of the Compounds or the Licensed Products which are developed jointly by at least one
(1) Bukwang employee or person


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contractually required to assign or license such data and know-how to Bukwang and at least one (1) Triangle employee or person contractually required to assign or license such data or know-how to Triangle, during the period beginning on the Effective Date and ending two (2) years after termination or expiration of this Agreement pursuant to Article 15. All Joint Know-How shall be owned jointly by the parties hereto. Triangle shall have the exclusive right to use such Joint Know-How in the Territory, unless the license granted pursuant to
Section 2.1 is terminated in a given country or countries of the Territory by Bukwang pursuant to Section 6.3 or 15.2 or by Triangle pursuant to Section 15.3, in which case, Bukwang shall have a non-exclusive right to use the Joint Know-How in such country or countries. Bukwang shall have the exclusive right to use such Joint Know-How outside the Territory.

      1.19 "Joint Project Committee" shall mean the committee described in
Article 7 hereof.

      1.20 "Licensed Product(s)" shall mean any Compound or any pharmaceutical product containing one or more Compounds as an active ingredient, alone or in combination with other active ingredients.

      1.21 "Manufacturing Cost," in respect of a particular item (e.g., a Compound or other active ingredient), shall mean the costs of direct labor (including allocable employee benefits and employment taxes), direct material, direct energy, direct utilities and other charges incurred directly by a party in the manufacture by it of such item and, without duplication, normal production overhead (i.e., indirect labor, utilities, maintenance, depreciation of the manufacturing equipment and facilities and other allocable overhead of the manufacturing facility), all determined in accordance with U.S. GAAP.

      1.22 "NDA" shall mean a New Drug Application or its domestic equivalent.

      1.23 "Net Sales" of Licensed Products which contain as their active ingredients only one or more Compounds shall mean the gross sales price of such Licensed Products


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billed by Triangle, its Affiliates or sublicensees to independent customers including any consideration received, directly or indirectly, from such customers in respect of the sale, distribution or transfer of Licensed Products, less (a) normal and customary trade, quantity and cash discounts, all rebates (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges; and (b) all credits and allowances granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or not, all determined in accordance with U.S. GAAP. In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of "arm's length" sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such "arm's length" sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such "arm's length" sales occurred. If no "arm's length" sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of "arm's length" sales in all countries in the Territory during such royalty period.

      1.24 "Net Sales" of Licensed Products which contain as their active ingredients both or one or more Compounds and other compounds (a "Combination Product") shall mean the gross sales price of such Combination Product billed by Triangle, its Affiliates or sublicensees to independent customers, including any consideration received, directly or indirectly, from such customers in respect of the sale, distribution or transfer of Licensed Products, less all the allowances, adjustments, reductions, discounts, taxes, duties, rebates and other items referred to in Section 1.23 multiplied by a fraction, the numerator of which shall be the billing party's Acquisition Cost or Manufacturing Cost,


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as applicable, for all Compounds included in such Licensed Product and the denominator of which shall be the billing party's Acquisition Cost or Manufacturing Cost, as applicable, for all active ingredients contained in such Licensed Product, all determined in accordance with U.S. GAAP. In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of "arm's length" sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such "arm's length" sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such "arm's length" sales occurred. If no "arm's length" sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of "arm's length" sales in all countries in the Territory during such royalty period.

      1.25 "Phase II Completion Date" shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase II clinical studies which Triangle considers reasonably necessary for purposes of inclusion in an NDA for a Licensed Product for HBV. As used in the preceding sentence, "Phase II clinical trials" shall mean those well-controlled clinical trials sponsored by Triangle, the primary objective of which (as reasonably determined by Triangle) is to ascertain additional data regarding the safety and tolerance of a Licensed Product and preliminary data regarding such Licensed Product's antiviral effects against HBV.

      1.26 "Phase III Completion Date" shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase III clinical studies which Triangle considers reasonably necessary for inclusion in an NDA for a Licensed Product for HBV. As used in the preceding sentence, "Phase III clinical trials" shall


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mean those well-controlled clinical trials sponsored by Triangle the primary objective of which (as reasonably determined by Triangle) is to ascertain definitive safety data and efficacy data regarding such Licensed Product's antiviral effects against HBV sufficient to support an NDA.

      1.27 "Registration" shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including pricing approvals, if any) as may be legally required before such Licensed Product may be commercialized or sold in such country.

      1.28 "Territory" shall mean the entire world, excluding Korea.

      1.29 "Toxicity Study Completion Date" shall mean thirty (30) days after completion of statistical analyses of the results of the second toxicity study referred to in Section 6.1.

      1.30 "Triangle Know-How" shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results arising solely out of the Development Program or the manufacture, use or sale of the Licensed Products which are useful for development, registration, manufacturing, using or selling of the Compounds or the Licensed Products which are rightfully held by Triangle as of the Effective Date, or which are not Joint Know-How or Joint Inventions and are developed or acquired by Triangle during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 15.

      1.31 "Triangle Patents" shall mean all patents and patent applications owned or controlled by Triangle or under which Triangle has a right to practice with the right to extend such right to practice to Bukwang which contain claims the rights to which are useful for the development, registration, manufacturing, using or selling of the Compounds or the Licensed Products, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any


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such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States and foreign patent or inventor's certificate with regard thereto.

      1.32 "U.S. GAAP" shall mean generally accepted accounting principles in the United States, consistently applied.

      1.33 "Valid Claim" shall mean an issued or granted claim of any issued and unexpired patent included among the Bukwang Patents, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference or opposition proceeding.

                               ARTICLE 2. LICENSES

      2.1 License Under Bukwang Patents and Bukwang Know-How.

            Bukwang hereby grants Triangle the exclusive right and license to practice the Bukwang Patents and the Bukwang Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products (including, but not limited to, Bulk Drug Substance) in the Territory during the term of this Agreement.

      2.2 Extension to Affiliates. Triangle shall have the right to extend its rights under the license granted in Section 2.1 to one or more of its Affiliates, provided, that Triangle (a) gives Bukwang at least thirty (30) days' prior written notice of such extension and (b) shall remain responsible for such Affiliate's compliance with all obligations under this Agreement which apply to such Affiliate.

      2.3 Sublicenses. Triangle may grant sublicenses to non-Affiliate third parties without any consent; provided, however, that in the event that Triangle proposes to grant a sublicense to a prospective non-Affiliate sublicensee ***

                                     ***

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          ***          , then Triangle must first obtain the prior consent of
Bukwang and the Primary Licensors, which consent shall not be unreasonably withheld or delayed. No sublicense granted by Triangle shall relieve it of any obligation hereunder. With respect to any sublicense for which Bukwang's consent is not required pursuant to the immediately preceding sentence, Triangle shall provide Bukwang with notice of its intention to grant a sublicense at least fifteen (15) days prior to entering into the applicable sublicense agreement. Triangle shall promptly provide Bukwang with a copy of any executed sublicense agreement.

      2.4 License Under Triangle Patents and Triangle Know-How. Triangle hereby grants Bukwang a non-exclusive right and license to practice the Triangle Patents and Triangle Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products, with a right to sublicense, outside the Territory and, in the event Triangle's license granted under Section 2.1 is terminated in a given country of the Territory (other than by expiration or by Triangle pursuant to Section 15.2 of this Agreement), in such country from and after the date of termination. The license granted pursuant to this Section 2.4 shall be royalty free.

      2.5 Covenant Not to Sue. Each party granting a license agrees that during the term of this Agreement, neither it nor any of its Affiliates, will assert against the other party (a "licensed party") or its Affiliates or sublicensees any patent not included in the Bukwang Patents or Triangle Patents, as applicable, that is or might be infringed by reason of such licensed party's or its Affiliates' or sublicensees' exercise of the license granted to it hereunder.

      2.6 Right of First Discussion. If, at any time during the term hereof, Bukwang (a) acquires rights in respect of human uses or applications of L-FMAU outside the Field (a "Non-Field Use") and (b) decides to license any rights relating to such Non-Field Use, it shall give prompt notice thereof to Triangle. Such notice shall include a description of the rights which Bukwang wishes to license, together with all data and information in


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Bukwang's possession relating to the applicable Non-Field Use. Thereafter,
Triangle shall have thirty (30) days to notify Bukwang whether Triangle is interested in commencing negotiations to obtain a license to such rights (the "Non-Field License"). If Triangle does not give such notice within such thirty
(30) day period, Bukwang shall be entitled to commence negotiations with a third party in respect of the Non-Field License. If Triangle gives such notice within such thirty (30) days, the parties shall commence good faith negotiations in an effort to reach agreement on the terms of the Non-Field License. If such negotiations do not result in the execution of the Non-Field License, Bukwang agrees that, for a period of twelve (12) months after cessation of such negotiations, it will not offer the Non-Field License to a third party containing financial terms more favorable than those last offered to Triangle during such negotiations without first offering the Non-Field License to Triangle on the same terms. In such event, Triangle shall have thirty (30) days to accept the Non-Field License containing such more favorable financial terms and if it fails to do so, it shall have no further rights to such Non-Field Use.

      2.7 Retained License. Triangle acknowledges that, pursuant to paragraph
2.2 of the Primary License Agreement, the Primary Licensors have retained on their behalf and on the behalf of any of their research collaborators a royalty-free right and license to make and use Licensed Products and to practice the Licensed Technology (as defined therein) for research and educational purposes only.

      2.8 United States Government Rights. Triangle acknowledges that the Bukwang Patents, Bukwang Know-How, or portions thereof were developed with financial or other assistance through grants or contracts funded by the United States government. Triangle acknowledges that in accordance with Public Law 96-517, other applicable statutes, regulations and Executive Orders now in existence or as may be amended or subsequently enacted, the United States government has certain rights in the Bukwang Patents and Bukwang Know-How. Triangle shall take all reasonable actions


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necessary to enable the Primary Licensors to satisfy their obligations of which
Triangle is aware under any federal law relating to the Bukwang Patents or Bukwang Know-How. If at any time during the term of this Agreement, the United States government should take action which terminates the Primary License Agreement or requires that the Primary License Agreement be terminated, Triangle acknowledges that upon such termination, this Agreement will automatically terminate. In such event, Triangle shall not have any right to the return of any payments of any kind made by it to Bukwang prior to the date of termination, other than any overpayment of earned royalties as determined by any audit conducted pursuant to Section 4.2.

      2.9 No Implied License. The license and rights granted in this Agreement to Triangle shall not be construed to confer any rights upon Triangle by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Bukwang Patents or Bukwang Know-How.

            ARTICLE 3. LICENSE FEE, ROYALTIES, AND MILESTONE PAYMENTS

      3.1 License Fee. As partial consideration for entering into this Agreement, Triangle agrees to pay Bukwang a license fee of $6,000,000, payable within ten (10) days after the Effective Date.

      3.2 Milestone Payments.

            (a) Triangle shall pay Bukwang a milestone payment ("Milestone Payment") in the amount specified below no later than *** after the occurrence of the corresponding event designated below (except as otherwise specified in Subsection 3.2(e)), unless Triangle has given Bukwang notice of termination of this Agreement in the entire Territory prior to such due date.


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            Milestone                                              Milestone
            ---------                                              ---------
                                                                    Payment
                                                                    -------

               ***                                                     ***

Marketing Milestone Payments (in accordance with
  Subsection 3.2(b))                                              $30,000,000
                                                                  -----------

Total Milestone Payments                                          $62,500,000

            (b) On each *** in Net Sales (up to a cumulative total of *** in Net Sales within the Territory) a Marketing Milestone Payment of *** will be due (up to an aggregate of $30,000,000), as reflected in clause (vii) of the Subsection 3.2(a). Upon payment of the final *** in respect of the first *** in cumulative Net Sales within the Territory, the Marketing Milestone Payment obligations will terminate. Each Marketing Milestone Payment will be due at the same time the royalty report covering the royalty period in which such incremental *** in Net Sales is due.

            (c) The *** total reflects the additional Milestone Payments which will be due upon ***. The Milestone Payment due upon ***

            (d) All Milestone Payments described in clauses (i), (ii), and (iii) of Subsection 3.2(a) will be *** against earned royalties payable to Bukwang. Such credit may be applied during each royalty period (up to a maximum of *** of royalties payable for such royalty period) until *** of such Milestone Payments have been credited.

      (e) In the event Bukwang terminates this Agreement pursuant to Section 6.3 or 15.2 or Triangle terminates this Agreement with respect to the entire Territory pursuant to Section 15.3, any *** Milestone Payment due pursuant to clause (vii) of Subsection 3.2(a) shall be ***. By


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way of example only, if Triangle terminates the Agreement in the entire
Territory and, at the time of termination *** , Triangle would owe Bukwang a final *** Milestone Payment of ***

      3.3 Earned Royalties; Duration and Reduction.

            (a) Triangle shall pay Bukwang a royalty equal to fourteen percent (14%) of the Net Sales of Licensed Products sold in the Territory by Triangle and its Affiliates and sublicensees for the periods and subject to the reductions set forth in this Agreement.

            (b) Royalties shall be paid in respect of Licensed Products in a given country for a period of ten (10) years after the initial commercial introduction of a Licensed Product in such country. After such ten (10) year period in a given country, royalties shall be paid in respect of a given Licensed Product in such country only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of this license, infringe a Valid Claim.

            (c) If at any time during such ten (10) year period, (I) a third party or third parties commence selling a therapeutic product in a country of the Territory in which no Valid Claims exist and (ii) such product contains any Compound ("unlicensed unit sales") and (iii) such unlicensed unit sales for any royalty period amount to *** or more of Triangle's unit sales of such Licensed Product in such country in such royalty period, determined in accordance with Subsection 3.3(d) below, then Triangle's royalty obligation in such country with respect to such Licensed Product shall


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                  be reduced by *** of the royalty otherwise payable commencing with the royalty period next succeeding the royalty period in which such *** threshold was initially exceeded and shall resume with the royalty period next succeeding the first royalty period in which such *** threshold is no longer exceeded.

            (d) For purposes of this Section 3.3, (i) "unlicensed unit sales" and "Triangle unit sales" shall be deemed to mean the grams of Compounds contained in the third party product (irrespective of dosage form) or the Licensed Product (irrespective of dosage form), respectively, as reflected on the label of each such unit; and (ii) unlicensed unit sales shall be determined by the sales reports of IMS America Ltd. Of Plymouth Meeting, Pennsylvania ("IMS") or any successor to IMS or any other independent marketing auditing firm selected by Triangle or its Affiliates or sublicensees and reasonably acceptable to Bukwang. If Triangle is entitled to a royalty reduction based on unlicensed unit sales pursuant to Subsection 3.3(b) for any royalty period, it or its Affiliates or sublicensees shall submit the sales report of IMS or such other independent firm, as applicable, for the relevant royalty period to Bukwang, together with Triangle's or its Affiliates' or sublicensees' sales report for the relevant royalty period. Such sales reports for each royalty period in which Triangle is entitled to such royalty reduction shall be submitted with the royalty report for such royalty period submitted pursuant to Section 4.1.

      3.4 Annual Minimum Royalties. In the event that, during the third full calendar year following the year during which the FDA Registration for an HBV indication is granted for a Licensed Product or any calendar year thereafter for as long as

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royalty obligations exist *** , Triangle's total annual royalty payments
(without giving effect to any credits taken pursuant to Subsection 3.2 (d)) to Bukwang pursuant to Section 3.3 above are less than the annual minimum amount set forth opposite such year below (the "Annual Minimum"), Triangle shall make a payment to Bukwang together with the royalty report for the fourth quarter of such year required in Section 4.1 of this Agreement equal to the difference between such Annual Minimum and the royalties paid to Bukwang for the preceding year pursuant to Section 3.3 above:

                  Calendar Year                             Annual Minimum
                  -------------                             --------------

                                       ***

As used in this Section 3.4, *** .

      3.5 Accrual of Royalties. No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes, or distributed as samples. No royalties shall be payable on sales among Triangle, its Affiliates and sublicensees, but royalties shall be payable on subsequent sales by Triangle, its Affiliates or sublicensees to a third party. No multiple royalty shall be payable because the manufacture, use, offer for sale, sale or import of a Licensed Product is covered by more than one Valid Claim or by at least one Valid Claim and the Bukwang Know-How.

      3.6 Third Party Royalties. If Triangle, its Affiliates or sublicensees determine, after consultation with Bukwang, but at Triangle's sole discretion, that it or they may be required to pay royalties and other amounts to any third party because the manufacture, use, offer for sale, sale or importation of a Licensed Product infringes or may infringe any patent or other intellectual property rights of such third party in one or more countries (collectively, the " Third Party Royalties"), Triangle, its Affiliates or sublicensees may

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                                       16
deduct the Third Party Royalties it or they pay to such third party from earned royalties and Milestone Payments thereafter due to Bukwang. Triangle may credit *** of any Third Party Royalties up to *** of Net Sales of Licensed Products and *** of the amount of any Third Party Royalties in excess of *** of Net Sales of Licensed Products. In no event shall the royalties due on Net Sales of Licensed Products in any royalty period or any Milestone Payment be thereby reduced on account of any reduction pursuant to this Section 3.6 by more than *** of the amount which would have been otherwise payable.

      3.7 Compulsory Licenses. Should a compulsory license be granted to any third party in any country of the Territory to make, have made, use, import, offer for sale or sell Licensed Products, the royalty rate payable hereunder for sales of the Licensed Products by Triangle in such country shall be adjusted to match any lower royalty rate granted to the third party for such country.

      3.8 Reduction in Royalty Due to Invalid Claims. In the event that applicable claims of all patents or patent applications included within the Bukwang Patents under which Triangle is selling or actively developing a Licensed Product shall be held invalid or not infringed by the Licensed Products Triangle is selling or actively developing by a court of competent jurisdiction in a given country of the Territory, whether or not there is a conflicting decision by another court of competent jurisdiction in such country, Triangle may reduce all royalty payments on its, its Affiliates' or its sublicensees' sales of such Licensed Product covered by such claims by *** and, if it does so, shall deposit the reduced portion of such royalty payments in an interest-bearing escrow account until such judgment is finally reversed by an unappealed or unappealable decision of a court of competent jurisdiction of higher dignity in such country or is otherwise unappealable or is unappealed within the time allowed therefor, except that, in those instances, if any, in which Triangle has patent prosecution responsibility in respect

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                                       17
of such patents and patent applications, if such judgment becomes unappealable due to the inaction of Triangle or its Affiliates or sublicensees such judgment will be deemed to have been reversed. If such judgment is finally reversed by an unappealable decree of a court of competent jurisdiction of higher dignity in such country, or is deemed reversed as provided herein, the former royalty payments shall be resumed and the royalty payments not theretofore made and interest earned thereon shall become due and payable to Bukwang. If such judgment is not reversed, deemed reversed, is unappealed or becomes unappealable, as aforesaid, Triangle shall be entitled to all sums in such escrow account. Triangle will include an accounting of any escrow account established pursuant to this Section 3.8 in each royalty report submitted to Bukwang pursuant to Article 4.

      3.9 Limitation on Royalty Reduction. Any provision of this Agreement to the contrary notwithstanding, in no event will earned royalties paid to Bukwang be less than *** of Net Sales of Licensed Products for any royalty period during the term hereof.

                        ARTICLE 4. REPORTS AND ACCOUNTING

      4.1 Royalty Reports and Records.

            (a) During the term of this Agreement commencing with the commercial introduction of the first Licensed Product, Triangle shall furnish, or cause to be furnished to Bukwang, written reports governing each of Triangle's fiscal quarters showing:

            (i) the gross sales of all Licensed Products sold by Triangle, its Affiliates and sublicensees during the reporting period, together with the calculations of Net Sales in accordance with Sections 1.23 and 1.24; and

            (ii) the royalties payable in Dollars, which shall have accrued hereunder in respect of such Net Sales; and

            (iii) the exchange rates used, if any, in determining the amount of

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                                       18

Dollars; and

            (iv) any withholding taxes required to be made from such royalties.

            (b) With respect to sales of the Licensed Product invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of the Licensed Product invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any Triangle Affiliate or sublicensee makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate's or sublicensee's normal accounting practices. Triangle or its Affiliate or sublicensee making any royalty payment shall furnish to Bukwang appropriate evidence of payment of any tax or other amount deducted from any royalty payment.

            (c) Reports shall be made on a quarterly basis. Quarterly reports shall be due within *** of the close of every Triangle fiscal quarter and shall be prepared in accordance with U.S. GAAP. Triangle shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. Triangle shall be responsible for all royalties and late payments that are due to Bukwang that have not been paid by Triangle's Affiliates and sublicensees. Triangle's Affiliates and sublicensees shall have, and shall be notified by Triangle that they have, the option of making any royalty payment directly to Bukwang.

      4.2 Right to Audit. Bukwang (or the Primary Licensors on Bukwang's behalf if authorized in writing to Triangle by Bukwang and provided they agree to be bound by the provisions of Sections 4.2 and 4.3) shall have the right, upon prior notice to Triangle,

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                                       19
not more than once in each Triangle fiscal year nor more than once in respect of any fiscal year, through an independent certified public accountant selected by Bukwang or the Primary Licensors, as applicable, and acceptable to Triangle, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of Triangle as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Triangle pursuant to Section 4.1 of the Agreement. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Triangle and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. Triangle shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense in accordance with U.S. GAAP and to grant access to such records by Bukwang's or the Primary Licensors' independent certified public accountant, as applicable, under the same terms that Bukwang has access to Triangle's records. If such independent certified public accountant's report shows any underpayment of royalties by Triangle its Affiliates or sublicensees, within thirty (30) days after Triangle's receipt of such report, Triangle shall remit or shall cause its sublicensees to remit to Bukwang:

            (a) the amount of such underpayment; and

            (b) if such underpayment exceeds *** percent of the total royalties owed for the fiscal year then being reviewed, the reasonably necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, Bukwang's accountant's fees and expenses shall be borne by Bukwang. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods or if this Agreement terminates or expires before such overpayment in fully credited, Bukwang agrees to refund the uncredited portion of such overpayment within *** after receipt of the final royalty payment hereunder.

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

Upon the expiration of *** following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on Bukwang and Triangle, unless an audit for such fiscal year is initiated before expiration of such *** . Triangle shall retain, and shall cause its Affiliates and sublicensees to retain, those records required to be maintained pursuant to this Section 4.2 in respect of each fiscal year for a period of *** after the end of such fiscal year.

      4.3 Confidentiality of Records. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by law, Bukwang and its accountant shall retain all such information in confidence.

                               ARTICLE 5. PAYMENTS

      5.1 Payments and Due Dates. (a) Except as otherwise provided herein, royalties and other amounts payable to Bukwang as a result of activities occurring during the period covered by each royalty report provided for under
Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties and other amounts in whole or in part may be made in advance of such due date. Bukwang and Triangle agree that unless otherwise directed by Bukwang in writing, subject, however, to the last sentence of this Subsection 5.1(a), Triangle will remit all royalties and other amounts due pursuant to Article 3 of this Agreement in the following percentages (or, if different, in the percentages then in effect under the Primary License Agreement) to Bukwang and each of the Primary Licensors:

                                            Percentage Allocation

     Type of Payment (Section)         UGARF        Yale       Bukwang

License Fee (Section 3.1)              ***          ***         ***

Milestone Payments (Section 3.2)       ***          ***         ***

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

Earned Royalties (Section 3.3)         ***          ***         ***

Annual Minimum Royalties (Section 3.4) ***          ***         ***

Bukwang agrees that payment by Triangle of any amounts due pursuant to Article 3 to Bukwang, UGARF and Yale in the percentages set forth above shall be deemed to a payment to Bukwang. Bukwang further agrees that in the event royalties payable hereunder for a given royalty period are less than *** of the Net Sales of Licensed Products during such royalty period, Triangle may make such adjustments in the applicable percentages set forth above as are necessary to ensure that the sum of the royalties paid to UGARF and YALE is not less than *** of the Net Sales of Licensed Products for such royalty period. Bukwang shall have the option to have Triangle make all payments described in this Subsection 5.1(a) directly to Bukwang upon thirty (30) days' prior written notice and, if it exercises such option, may, thereafter, elect to have Triangle make payments as aforesaid to Bukwang, UGARF and Yale upon thirty (30) days' prior written notice. Bukwang may not change its election more than once during each fiscal year unless such change is required in order for Bukwang to comply with applicable laws and regulations. In the event this License Agreement becomes a direct license among Triangle and the Primary Licensors pursuant to paragraph
2.5 of the Primary License Agreement, all payments made pursuant to this Subsection 5.1(a) will be made by Triangle to the Primary Licensors in the percentages then in effect under the Primary License Agreement and to Bukwang as provided in Subsection 5.1(b) below.

            (b) Any provision of this Agreement to the contrary notwithstanding, any royalties on Net Sales of Licensed Products due pursuant to this Agreement which would not constitute Licensed Products as defined in the Primary License Agreement shall be payable solely to Bukwang. Bukwang shall notify Triangle of any instances to which this Subsection 5.1(b) applies and, thereafter, Triangle shall remit royalties on such sales as

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

provided in this Subsection 5.1(b).

            (c) All payments to Bukwang shall be made by wire transfer to an account of Bukwang designated by Bukwang from time to time; provided, however, that in the event that Bukwang fails to designate such account, Triangle or its Affiliates and sublicensees may remit payment to Bukwang to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Bukwang of such account or change in such account, shall not be effective until fifteen (15) days after receipt thereof by Triangle. Unless otherwise agreed, all payments to Yale and UGARF shall be made as specified in paragraph 5.1 of the Primary License Agreement.

      5.2 Currency Restrictions. Except as hereinafter provided in this Section 5.2, all royalties and other amounts shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Territory where Licensed Products are sold, Triangle or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to Bukwang's accounts in a bank or depository in such country.

      5.3 Overdue Payments. In the event any payment due hereunder is not made when due, the payment shall accrue interest (beginning on the date such payment is due) calculated at the rate of *** and such payment when made shall be accompanied by all interest so accrued. The remittance of such interest shall not foreclose Bukwang from exercising any other rights it may have pursuant to this Agreement because such payment is late.

                         ARTICLE 6. DEVELOPMENT PROGRAM

      6.1 Development Program. Subject to Bukwang's timely performance of its obligations hereunder, and in complete fulfillment of Triangle's diligence obligations hereunder and any such obligations implied by law, Triangle will undertake, or, if applicable, will cause its Affiliates and sublicensees to undertake, the development

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                                       23
activities described in this Article 6. Triangle shall, at its expense, use its *** (a) to conduct a development program (the "Development Program") relating to the use of the Licensed Product for HBV and (b) if the results of the Development Program so justify, to seek Registration for such Licensed Product in the United States. As part of the Development Program, Triangle shall be responsible for conducting 3-month toxicity studies in two species of animals pursuant to protocols which it develops or approves, as applicable. Triangle shall commence both toxicity studies as promptly as practicable *** after it obtains Bulk Drug Substance of a quality and in such quantities reasonably necessary to perform such toxicity studies. Bukwang shall promptly reimburse Triangle for *** of the out-of-pocket costs (excluding all drug costs, which shall be the responsibility of Triangle) incurred by Triangle in conducting such toxicity studies, subject to reasonable substantiation by Triangle of such out-of-pocket costs. The Development Program shall be mutually discussed by the parties hereto at the meetings of the Joint Project Committee held pursuant to
Article 7 and shall take into consideration studies and experiments carried out, or to be carried out by, Bukwang and its licensees, if any, outside the Territory, but the activities within the Territory comprising the Development Program shall be determined at Triangle's sole discretion. Anything in this Agreement to the contrary notwithstanding, Triangle shall be entitled to exercise prudent and justifiable business judgment in meeting its *** obligations hereunder. For purposes of this Article 6, *** .

      6.2 Fulfillment.

            (a) Subject to the foregoing provisions of this Article 6, Triangle's *** obligations set forth in this Article 6 shall be deemed to have been satisfied if

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

Triangle:

            (i) files what it reasonably believes to be a complete NDA for a Licensed Product for HBV with the FDA within *** after the Effective Date; provided, however, said *** period shall be subject to up to *** extensions of *** , at Triangle's election, by payment to Bukwang of a sum of *** for each *** extensions and *** for each *** extensions; and

            (ii) commercially introduces, or causes its Affiliates or sublicensees to commercially introduce, such Licensed Product in the United States within *** after FDA Registration of such Licensed Product, if otherwise commercially feasible.

            (b) Triangle agrees to use its *** to give Bukwang at least ten (10) days' notice prior to the exercise of any extension pursuant to Subsection 6.2
(a). Extension payments under Subsection 6.2(a) shall be made within the first ten (10) days of each such extension period. Notwithstanding any provision of Subsection 6.2(a) to the contrary: (i) in the event that Triangle is unable to obtain Bulk Drug Substance of a quality and in such quantities reasonably necessary to perform the toxicity studies referred in Section 6.1 within *** after the Effective Date, the *** period referred to in Subsection 6.2(a) shall be adjusted by that period in excess of such *** period that expires before Triangle obtains such Bulk Drug Substance; provided, however, that the period of the extension prescribed in this clause (i) of this Subsection 6.2(b) shall, in no event, exceed *** ; and (ii) such *** period shall also be adjusted appropriately (x) to account for any delay by Bukwang in the transfer of Bukwang Know-How beyond the period specified in Section 10.1 and (y) in the event the FDA requires that toxicity studies other than those described in Section 6.1 be performed prior to the commencement of clinical trials in the U.S.

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                                       25

      6.3 Bukwang Remedies.

            (a) In the event Triangle fails to meet any diligence requirements set forth in Subsection 6.2(a), and does not demonstrate to Bukwang's reasonable satisfaction that, despite Triangle's *** , the failure to meet the diligence requirement was delayed due to reasons beyond Triangle's reasonable control, Bukwang shall have the option, as its sole and exclusive remedy, to terminate the Agreement in the entire Territory. The remedy set forth in this Section 6.3 shall be Bukwang's sole and exclusive remedy.

            (b) Prior to exercising any rights under this Section 6.3, Bukwang shall give Triangle thirty (30) days' notice and shall meet with Triangle, at Triangle's request and expense, during such thirty (30) day period, to discuss any disagreements about whether Triangle has complied with the applicable diligence requirements of this Article 6. Upon expiration of such thirty (30) day period, Bukwang shall have the right in its sole discretion to proceed with the exercise of all rights and remedies provided for herein unless the applicable diligence requirement is fulfilled during such thirty (30) day period.

      6.4 Clinical Utility Diligence Obligation. Triangle acknowledges that viral resistance may limit the clinical utility and commercial potential of the Compounds. In the conduct of the Development Program, Triangle shall use its *** to conduct preclinical and clinical studies of the Compounds in combination with other anti-HBV drugs or drug candidates in order to determine *** . Triangle shall conduct preclinical combination studies with at least *** and shall use its *** to conduct clinical combination studies with as many other drugs or drug candidates as it deems

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                                       26
appropriate to determine the optimal combinations or sequence of combinations necessary to provide maximum efficacy against HBV and enhance the clinical utility and commercial potential of the Compounds. Such combination studies may include *** and, because the outcome of such combination studies cannot be predicted with certainty, these studies may include other drugs or drug candidates being developed by Triangle or third parties which because of various factors are ultimately determined not to be additive to, or synergistic with, the Compounds.

                       ARTICLE 7. JOINT PROJECT COMMITTEE

      7.1 Appointment of Coordinators. As soon as practicable after the Effective Date, Bukwang and Triangle shall each appoint an authorized representative (a "Coordinator"). Each such party shall provide notice to the other as to the identity of the individual so appointed. Each Coordinator shall be responsible for communications, other than legal notices, between the parties with respect to the subject matter of this Agreement. Each party may replace its Coordinator at any time for any or no reason by providing written notice to the other party.

      7.2 Joint Project Committee. The Coordinators shall establish the Joint Project Committee consisting of representatives of Triangle and Bukwang. The Joint Project Committee will consist of at least three (3) persons from each of Triangle and Bukwang, such persons having significant responsibility for the development and/or marketing of the Licensed Product. The Joint Project Committee will meet from time to time at mutually agreeable times via teleconference or in-person, but no less than semi-annually during the term of the Agreement. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of Joint Project Committee and other representatives of such Coordinator's party shall attend in light of the agenda. Each party shall bear its own costs incurred in connection with

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                                       27
participation in the Joint Project Committee.

      7.3 Objective of the Joint Project Committee. The primary objective of the Joint Project Committee will be to facilitate the expeditious Registration of a Licensed Product in the U.S. by Triangle and in Korea by Bukwang by, inter alia:

            (a) facilitating the exchange of data and study results between the parties;

            (b) providing a forum for protocol and development plan review; and

            (c) coordinating the developmental efforts of the parties so as to avoid duplication and inconsistency of such efforts.

      Each party agrees to give due consideration to any input received from the other party at such Joint Project Committee meetings; provided, however, that all final decisions relating to the development of Licensed Products in the Territory will be made by Triangle and all final decisions relating to the development of Licensed Products in Korea will be made by Bukwang; provided, further, that Bukwang will give due consideration to input from Triangle as to the design of clinical trial protocols from Phase I to Phase III in Korea and will give Triangle's scientists access to the results of such clinical trials.

      7.4 Exchange of Study Results. Each party shall submit a report detailing the results of each non-clinical and clinical study which it performs to the other party within thirty (30) days after completion of the final statistical analyses of the results of such study. In addition, each party will provide the other party with *** progress reports summarizing its activities in respect of the development of Licensed Products during the relevant semi-annual period. Such reports shall cover the *** and shall be due on or before *** .

      7.5 Publications. Each party reserves the right to publish or publicly present

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

the results of its own development activities in respect of the Licensed Products (the "Results"). The party proposing to publish or publicly present the Results (the "publishing party") will, however, submit a draft of any proposed manuscript, abstract, speech, transparencies, presentation materials and press releases to the other party (the "non-publishing party") for comments at least fifteen (15) days prior to submission for publication or oral presentation, except, in the case of press releases, where applicable law, in the reasonable opinion of the publishing party, requires such press release to be issued within time constraints which would make such review impractical. The non-publishing party shall notify the publishing party in writing within fifteen (15) days of receipt of such draft whether such draft contains Information (as hereinafter defined) of the non-publishing party which it considers to be confidential under the provisions of Article 13 hereof, or information that if published would have an adverse effect on a patent application for which the non-publishing party has initial patent prosecution responsibility pursuant to Article 8 of this Agreement. In the latter case, the non-publishing party shall have the right to request a delay and the publishing party shall delay such publication for a period not exceeding sixty (60) days. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. The publishing party shall have the final authority to determine the scope and content of any publication, provided that such authority shall be exercised with reasonable regard for the interests of the non-publishing party, except that no publication will contain any Information disclosed by the non-publishing party to the publishing party without the non-publishing party's prior written permission. Each party shall cause its Affiliates, licensees or sublicensees, as the case may be, to comply with the requirements of this
Section 7.5 with respect to any of their proposed publications.

                          ARTICLE 8. PATENT PROSECUTION

8.1 Title to Inventions. Each party shall have and retain sole title in inventions, whether or not patentable, made by it or on its behalf (as by its employees or agents) in the course of work performed under this Agreement.

8.2 Bukwang Patents. (a) During the period ending *** after the Effective Date, Bukwang shall, in consultation with Triangle, file, prosecute and maintain all patent applications and patents included in the Bukwang Patents which Bukwang owns, if any, at its sole expense. At the end of such *** period, Triangle shall assume responsibility for filing, prosecution and maintenance of the Bukwang Patents owned by Bukwang, if any, at Triangle's expense. Bukwang and its patent counsel will cooperate fully with Triangle and its patent counsel to effect an orderly transfer of such prosecution and maintenance responsibilities.

            (b) With respect to any Bukwang Patents licensed to it pursuant to the Primary License Agreement in the Territory, Triangle shall have those rights relating to the prosecution and maintenance of such Bukwang Patents as are set forth in Article 7 of the Primary License Agreement.

            (c) Except as otherwise expressly set forth in the first sentence of Subsection 8.2(a), Triangle agrees to reimburse the Primary Licensors or Bukwang, as applicable, for all external fees, costs and expenses incurred by them in filing, prosecuting and maintaining the Bukwang Patents in the Territory. Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments shall be due net thirty (30) days from the date of invoice. If Triangle fails to reimburse Bukwang or the Primary Licensors, as applicable, for any undisputed patent prosecution expenses respecting any patent application or issued patent included in the Bukwang Patents within the time allowed therefor, upon at least thirty (30) days' prior notice to Triangle, Bukwang or the Primary Licensors, as applicable, may remove such patent application or issued patent

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

from the Bukwang Patents and Bukwang or the Primary Licensors shall be free, at its or their election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

            (d) Triangle reserves the right to terminate its obligations pursuant to this Section 8.2 with respect to any patent application or patent included in the Bukwang Patents in any country or countries upon at least *** prior written notice to Bukwang and the Primary Licensors. After the date specified in such notice on which Triangle's obligation to pay further expenses terminates, such patent application or patent, as the case may be, shall no longer be included in the Bukwang Patents in those countries in which Triangle has exercised its rights to terminate such obligations.

      8.3 Triangle Inventions. Triangle shall, in consultation with Bukwang, file such patent applications regarding any of the Triangle Patents owned or controlled by Triangle, and thereafter shall diligently and in the exercise of its discretion in a manner reasonably consistent with the goals and expectations of the parties hereunder, giving due and reasonable consideration to Bukwang's position, prosecute and maintain in force the resulting Triangle Patents, all at Triangle's expense. Triangle shall enable Bukwang to directly contact and confer with Triangle's patent counsel, at Bukwang's expense, with respect to the prosecution of any patent applications constituting part of the Triangle Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Triangle Patents to include claims reasonably requested by Bukwang. The territorial scope of such filings shall be the subject of specific discussion between the parties. If for any reason Triangle declines to file a patent application or, having filed, declines to prosecute or maintain any of the Triangle Patents in any country, Bukwang may so file, prosecute or maintain in Triangle's name and at Bukwang's expense in such country, in which event, Triangle shall, at Bukwang's request and expense, provide all reasonable assistance.

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      8.4 Joint Inventions. With respect to Joint Inventions: (a) all patent applications and patents with respect thereto shall be jointly owned by Bukwang and Triangle; (b) Triangle and its sublicensees and assignees shall be free to use such patent applications and patents in the Territory and Bukwang and its licensees and assignees shall be free to use such patent applications and patents outside the Territory, in each event, without payment of royalty or accounting therefor; (c) each party agrees to consult with the other party and to give due and reasonable consideration to the other party's position in determining the territorial scope of patent filings within the Territory (in the case of Triangle) and outside the Territory (in the case of Bukwang), and the prosecution and maintenance of resulting patent rights based on Joint Inventions; and (d) Triangle shall have the sole right and discretion to file any patent application and prosecute and maintain any resulting patent rights on Joint Inventions, in which event, Bukwang shall, at Triangle's request, provide all reasonable assistance and shall promptly reimburse Triangle with *** of the out-of-pocket expenses so incurred by Triangle.

      8.5 Further Obligations.

            (a) Except as otherwise provided in Articles 9 and 18, each party's responsibilities for patent prosecution activities pursuant to this Article 8 shall also include all ex parte and inter partes activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party's position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this Subsection 8.5 (a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue

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                                       32
such patent prosecution activities, the other party may initiate, pursue or assume such patent prosecution activities, at its sole expense.

            (b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it in its own discretion. In addition to the other obligations set forth in this Article 8, each party undertakes to keep the other party throughout the term of this Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including, but not limited to, supplying the other, upon reasonable request and at reasonable intervals, with all correspondence with the United States, Japan and European patent office counterparts with respect to the United States, Japan and European patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party in order to assist such other party in connection with any of its activities or the exercise of any of its rights pursuant to Articles 8 and 9, such party shall provide the other party with such additional relevant documentation which such other party may reasonably request relating to such patent applications and patents in the Bukwang Patents, Triangle Patents or those relating to Joint Inventions, as applicable, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate or any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 8, it shall give the other party notice thereof in a sufficiently timely manner so as to enable such other party to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its *** to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

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                                       33

                             ARTICLE 9. INFRINGEMENT

            9.1 Third Party Infringement. If Triangle or Bukwang becomes aware of any activity that it believes represents a substantial infringement of a Valid Claim or patents relating to Joint Inventions, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement.

            9.2 Triangle's Rights Against Third Party Infringers.

                  (a) Except to the extent otherwise provided in paragraph 8.1 of the Primary License Agreement in respect of those Bukwang Patents licensed to Bukwang thereunder, Triangle shall have the first right to enforce or have enforced, at no expense to Bukwang, any Bukwang Patents or patent rights relating to Joint Inventions against infringement by third parties and shall be entitled to retain recovery from such enforcement as prescribed by this Subsection 9.2(a). Upon Triangle's undertaking to pay all expenditures reasonably incurred by Bukwang, Bukwang shall reasonably cooperate in any such enforcement and, as necessary, join as a party therein. After first deducting its costs and expenses incurred in respect of enforcement (to the extent not otherwise awarded by settlement or a court), Triangle shall pay royalties (calculated per Section 3.3) on the balance of any monetary recovery. In the event that Triangle does not file suit against or commence settlement negotiations with a substantial infringer of the Bukwang Patents or patent rights relating to Joint Inventions within six (6) months after receipt of a written demand from Bukwang that Triangle bring suit, then the parties will consult with one another in an effort to determine whether a reasonably prudent licensee would institute litigation to enforce the patent in question in light of all relevant business and economic factors (including, but not limited to, the projected cost of such litigation, the likelihood of success on the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer, the possibility of counterclaims against Triangle and Bukwang, the diversion of Triangle's human and economic resources, the impact of any possible adverse outcome on Triangle and the effect any publicity might have on Triangle's and Bukwang's respective reputations and goodwill). If the parties cannot agree, the determination will be made by a mutually and reasonably acceptable third party consultant. If after such process, it is determined that a suit should be filed and Triangle does not file suit or commence settlement negotiations forthwith against the substantial infringer, then Bukwang shall have the right to enforce any patent licensed hereunder on behalf of itself and Triangle (with Bukwang retaining all recoveries from such enforcement).

                  (b) In the event Triangle commences a suit pursuant to Subsection 9.2(a), Triangle may deposit up to *** of any royalties and Milestone Payments which are otherwise payable to Bukwang during the pendency of such suit in an interest-bearing escrow account. Upon final resolution of such suit, Triangle shall provide Bukwang with an accounting of the amounts escrowed and Triangle's expenses incurred in such infringement suit. Triangle shall be entitled to offset any expenses which Triangle fails to recoup in such suit against the escrowed amounts. Any escrowed amounts (and interest thereon) in excess of Triangle's unrecouped expenses shall be promptly paid to Bukwang and the Primary Licensors pursuant to Section 5.1.

             ARTICLE 10. TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE

      10.1 Transfer by Bukwang. Within *** following the Effective Date and as far as it has not previously done so, Bukwang shall supply Triangle with all Bukwang Know-How. With respect to any Bukwang Know-How developed by Bukwang during the term of this Agreement, such disclosure will be made at least on a quarterly basis or sooner, if practicable.

      10.2 Technical Assistance.

            (a) Bukwang shall, upon request by Triangle, provide Triangle with

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                                       35
reasonable cooperation and assistance, consistent with the other provisions hereof, in connection with the transfer of Bukwang Know-How. Such assistance may include, but is not limited to, development of the formulations of the Licensed Products; procurement of supplies and raw materials; initial developmental and production batch manufacturing runs; process, specification and analytical methodology design and improvement; and, in general, such other assistance as may contribute to the efficient application by Triangle of the Bukwang Know-How. In this regard, Bukwang agrees to make appropriate employees of Bukwang reasonably available to assist Triangle, and Bukwang agrees to provide reasonable numbers of appropriate Triangle personnel with access during normal business hours to the appropriate personnel and operations of Bukwang for such periods of time as may be reasonable in order to familiarize Triangle personnel with the Bukwang Know-How as applied by Bukwang. At Triangle's reasonable request, such assistance shall be furnished at Triangle's or its subcontractors' or sublicensees' facilities in the Territory, subject to a mutually agreed upon schedule. Such technical assistance shall include but not be limited to the following:

            (i) Bukwang shall: (A) provide Triangle with access to any and all Drug Master File(s) or counterparts thereof in any countries of the Territory ("DMF") of Bukwang relating to the manufacture of Bulk Drug Substance existing as of the Effective Date; (B) provide Triangle with letters of authorization to the FDA and other applicable government authorities in other countries of the Territory to refer to Bukwang's DMF's; and (C) reasonably cooperate with Triangle in obtaining access to and letters of authorization to refer to the DMF's of Bukwang's subcontractors which are, or will be, supplying any Bulk Drug Substance; and

            (ii) Within *** after the Effective Date, Bukwang shall provide Triangle with copies of all documentation in Bukwang's possession, including all correspondence between Bukwang and its subcontractors, regarding the manufacture of

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                                       36
the Bulk Drug Substance which would be necessary or useful to assist Triangle in the commercial production of Bulk Drug Substance or to support Registration of the Licensed Products.

            (b) During the period prior to the *** anniversary of the Effective Date, (i) Bukwang shall provide up to *** man-days of such technical assistance during each year of such period at Bukwang's sole expense and (ii) subsequent to such *** man-days of technical assistance, Bukwang shall provide such additional technical assistance as may be reasonably requested by Triangle, provided, that all reasonable out-of-pocket travel costs and expenses incurred by Bukwang in rendering technical assistance pursuant to this Section 10.2 in excess of such *** man-days per year shall be reimbursed to Bukwang by Triangle and, in addition, Triangle will pay Bukwang a consultancy fee in an amount to be negotiated by the parties hereto in good faith (but not to exceed the consultancy fee, if any, then being charged by Bukwang to third parties) for each consultancy day in excess of *** man-days spent by personnel of Bukwang in rendering technical assistance to Triangle. Technical assistance furnished pursuant to this Section 10.2 shall continue only until the *** anniversary of the Effective Date of this Agreement.

            (c) In the event Bukwang supplies any Bulk Drug Substance to Triangle, Triangle will reimburse Bukwang for its Manufacturing Cost or Acquisition Cost therefor, subject, however, to reasonable substantiation thereof.

            (d) Triangle shall be responsible for arranging for the synthesis of adequate quantities of Licensed Products for all clinical, non-clinical and commercial purposes in the Territory to fulfill its obligations hereunder.

      10.3 Transfer by Triangle. With respect to any Triangle Know-How developed by Triangle during the term of this Agreement, Triangle shall supply Bukwang with such Triangle Know-How on at least a quarterly basis or sooner, if practicable.

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

      10.4 Language of Disclosures. All disclosures pursuant to this Agreement will be in English.

            ARTICLE 11. WARRANTIES AND REPRESENTATIONS; LIMITATION OF
                           LIABILITY; AND DISCLAIMERS

      11.1 Warranties and Representations of Bukwang. Bukwang warrants and represents the following as of the date hereof:

            (a) It possesses the necessary rights to enter into this License Agreement;

            (b) Exhibit A is a true, complete and accurate copy of the Primary License Agreement

            (c) Exhibit B is a complete list of all patents and patent applications included in the Bukwang Patents as of the Effective Date;

            (d) it is not aware of any material facts which it has not disclosed to Triangle regarding the manufacture, use or sale of any Licensed Product or the practice of any inventions included in the Bukwang Patents or the use of the Bukwang Know-How by Triangle (except, potentially, details regarding the Bukwang Know-How to be provided under Article 10), including without limitation any material facts regarding the possibility that such manufacture, use, sale or practice might infringe any third party's know-how, patent rights or other intellectual property in the Territory;

            (e) it is aware of no third party using or infringing all or any of the Bukwang Patents in derogation of the rights granted pursuant to this Agreement;

            (f) it is aware of no third party claim to any rights in the Bukwang Patents or the Bukwang Know-How;

            (g) it is aware of no pending interference or opposition proceeding or litigation or any communication which threatens an interference or opposition proceeding or litigation before any patent and trademark office, court, or any other governmental entity or court in any jurisdiction in regard to the Bukwang Patents; and

            (h) the Primary License Agreement is in full force and effect and Bukwang will: (i) use its best efforts to fulfill all of its obligations under the Primary License Agreement, including, but not limited to any due diligence obligations outside the Territory set forth therein; (ii) take no action or fail to take any action which will cause it to be in breach of any provision of the Primary License Agreement; (iii) immediately notify Triangle in the event that Bukwang receives written notice from the Primary Licensors (or their successors) that Bukwang is in default under the Primary License Agreement or that the Primary Licensors (or their successors) have terminated or intend to terminate the Primary License Agreement; and (iv) not amend the Primary License Agreement in a manner which adversely affects Triangle's rights and obligations hereunder.

      11.2 Warranties and Representations by Triangle. Triangle represents and warrants that it has or will obtain, the skill and expertise in the technical areas relating to the Bukwang Patents and Bukwang Know-How to make or have made an evaluation of the capabilities, safety, utility and commercial application of the Bukwang Patents and the Bukwang Know-How.

      11.3 Warranties and Representations of Each Party. Each party hereto warrants and represents to: (a) the other that it is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof, including, its grant to the other of the licenses described in Article 2; (b) to its knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and (c) it shall comply with laws and regulations relating to the performance of its obligations or the exercise of its rights hereunder including, in the case of Triangle, those relating to the manufacture, processing, producing, use, sale, or distribution of Licensed Products; and that it shall not take any action which would cause it or the other party to violate such laws and regulations.

      11.4 Disclaimer and Limitation of Warranties. Bukwang makes no warranty as to validity of the Bukwang Patents licensed hereunder and, except as expressly stated in Section 11.1, makes no representation whatsoever with regard to the scope of the Bukwang Patents or Bukwang Know-How, or that the Bukwang Patents or Bukwang Know-How may be exploited by Triangle or its Affiliates or sublicensees without infringing intellectual property rights of third parties.

EXCEPT AS OTHERWISE SET FORTH IN SECTION 11.1 ABOVE, BUKWANG MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE BUKWANG PATENTS OR BUKWANG KNOW-HOW AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF BUKWANG PATENTS OR BUKWANG KNOW-HOW.

      11.5 Limitation of Liability.

            (a) Neither Bukwang nor the Primary Licensors shall be liable to Triangle or Triangle's Affiliates, sublicensees or any of its or their customers for any special, incidental or consequential damages resulting from defects in the testing, labeling, manufacture or other application of the Licensed Products manufactured, tested or sold pursuant to this Agreement.

            (b) Any provision of this Agreement to the contrary notwithstanding, Bukwang shall not be liable to Triangle, its Affiliates or sublicensees for any damage that any party may suffer as a result of any third party actions for patent infringement or for any other claims against Triangle, its Affiliates or sublicensees in connection with their use of Bukwang Patents or Bukwang Know-How; provided, however, that the foregoing limitation shall in no way affect or otherwise limit any remedies which Triangle or its Affiliates or sublicensees may have against Bukwang as a result of Bukwang's breach of any of its warranties and representations set forth in
Article 11 hereof.

      11.6 Insurance. Without limiting Triangle's indemnity obligations under
Article 12, Triangle shall maintain throughout the term of this Agreement, and shall use its *** to maintain for a reasonable period of time thereafter, a commercial, general liability insurance policy, written by a reputable insurance company authorized to do business in the United States, which:

            (a) insures Indemnitees for all claims, damages, and actions mentioned in Section 12.1 of this Agreement;

            (b) includes a contractual endorsement providing coverage for all liability arising out of bodily injury and property damage;

            (c) requires the insurance carrier to provide Bukwang with no less than thirty (30) days' written notice of any change in the terms or coverage of the policy or its cancellation; and

            (d) provides the Indemnitees with product liability coverage in an amount no less than *** per occurrence for bodily injury and *** per occurrence for property damage, subject to a reasonable aggregate amount.

Triangle shall provide Bukwang with certificates of insurance evidencing the above insurance coverage.

                           ARTICLE 12. INDEMNIFICATION

      12.1 Triangle's Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 12.3, Triangle shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, losses, liabilities, expenses, and damages including investigative costs, court costs and

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                                       41
reasonable attorneys' fees (collectively, the "Liabilities") which Indemnitees may suffer, pay, or incur as a result of or in connection with: (a) any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by manufacture, testing, design, use, sale, or labeling of any Licensed Products or the practice of the Bukwang Patents or Bukwang Know-How by Triangle or Triangle's Affiliates or sublicensees, excluding any Liabilities arising as a result of Bukwang's or, if applicable, its subcontractor's negligence, intentional misconduct or breach of contract in supplying Bulk Drug Substance (it being acknowledged by Triangle that neither Bukwang nor any Bukwang subcontractor currently intends to supply any Bulk Drug Substance to Triangle and in the event Triangle acquires any Bulk Drug Substance from *** , such acquisition will be pursuant to a direct contract); and (b) any breach by Triangle of its representations, warranties and covenants contained in this Agreement. Triangle's obligations under this Article shall survive the expiration or termination of this Agreement for any reason.

      12.2 Bukwang's Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 12.3, Bukwang shall indemnify and hold the Indemnitees harmless from and against any and all Liabilities which Indemnitees may suffer, pay or incur as a result of or in connection with: (a) any breach by Bukwang of any of its representations, warranties and covenants set forth in this Agreement; and (b) any claims or suits asserted or commenced by the Primary Licensors regarding any royalty payments made by Triangle to Bukwang pursuant to Subsection 5.1(b) of this Agreement. Bukwang's obligations under this Article shall survive expiration or termination of this Agreement for any reason.

      12.3 Indemnification Procedures. Any Indemnitee which intends to claim indemnification under this Article shall, promptly after becoming aware thereof, notify the party from whom it is seeking indemnification (the "Indemnitor") in writing of any

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

matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled by such Indemnitee without the prior written consent of the Indemnitor and neither the Indemnitor nor the Indemnitee shall be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

                           ARTICLE 13. CONFIDENTIALITY

      13.1 Treatment of Confidential Information. Except as otherwise provided hereunder, during the term of this Agreement and for a period of *** thereafter:

            (a) Triangle and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data supplied by or on behalf of Bukwang under this Agreement and the Restricted Disclosure and Testing Agreement, dated October 27, 1997, between Bukwang and Triangle (the "Confidentiality Agreement"); and

            (b) Bukwang shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by or on behalf of Triangle to Bukwang under this Agreement.

      For purposes of this Agreement, all such information and data which a party is

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                                       43
obligated to retain in confidence shall be called "Information."

      13.2 Right to Disclose. To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors, and clinical investigators on condition that such entities or persons agree in writing:

            (a) to keep the Information confidential for a period of at least *** from the date of disclosure by such party to the same extent as such party is required to keep the Information confidential; and

            (b) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

      Each party or its Affiliates or sublicensees, as applicable, may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary for the prosecution and enforcement of patents, or authorizations to conduct preclinical or clinical trials to commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, or (ii) is legally required.

      13.3 Release from Restrictions. The obligation not to disclose or use Information shall not apply to any part of such Information that:

            (a) is or becomes patented (but the existence of a patent shall only permit disclosure and not, unless otherwise provided hereunder, use), published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 13 the "receiving party") or its Affiliates or sublicensees in contravention of this Agreement; or

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                                       44

            (b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement; or

            (c) prior to disclosure under the Confidentiality Agreement or this Agreement, as the case may be, was already in the possession of the receiving party, its Affiliates or sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement; or

            (d) results from research and development by the receiving party or its Affiliates or sublicensees, independent of disclosures from the other party to this Agreement, provided that the persons developing such information have not had exposure to the information received from the other party to this Agreement; or

            (e) is required by law to be disclosed by the receiving party, provided that in the case of disclosure in connection with any litigation, the receiving party uses reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

            (f) Triangle and Bukwang agree in writing may be disclosed.

                        ARTICLE 14. CONDITIONS PRECEDENT

            This Agreement will not become effective until the Primary Licensors and Bukwang shall have properly executed and delivered an Amendment to the Primary License Agreement to Triangle in the form and substance attached hereto as Exhibit C. In the event the condition set forth in this Article 14 has not been satisfied within thirty (30) days from the date set forth at the beginning of this Agreement, Triangle may terminate this Agreement by giving Bukwang ten
(10) days' prior notice.

                        ARTICLE 15. TERM AND TERMINATION

      15.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of Triangle's obligations to pay royalties hereunder.

      15.2 Termination by Default.

            (a) If either party defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, including, as to Triangle, the provisions of Section 16.2 hereof, the non-defaulting party may terminate this Agreement with respect to the defaulting party if such default or noncompliance shall not have been remedied, or, in the event the default or non-compliance cannot be remedied within such period, reasonable steps shall not have been initiated to remedy the same, within *** after receipt by the defaulting party of a written notice thereof from the non-defaulting party.

            (b) In the event that: (i) any proceeding is commenced by or against a party seeking relief under any bankruptcy, insolvency or similar law and if such proceeding is involuntary, it remains undismissed for *** ; or a party, by action or answer, approves of, consents to or acquiesces in such proceeding or admits the material allegations of or defaults in answering a petition filed in such proceeding; or (ii) a receiver, liquidator, assignee, custodian or trustee (or similar official) is appointed for a party in respect of any substantial part of its assets or for purposes of the winding-up or liquidation of its business and such appointment remains unstayed and in effect for a period of *** ; or (iii) a party makes an assignment for the benefit of creditors; then, in any such event, such party shall be deemed in default for purposes of this
Section 15.2.

      15.3 Termination by Triangle. Triangle shall have the right to terminate this Agreement in the entire Territory or one or more countries of the Territory (without affecting this Agreement in the remaining countries of the Territory), by giving Bukwang sixty (60) days' prior written notice thereof.

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

      15.4 Obligations Upon Termination. If this Agreement is terminated as a result of Triangle's breach pursuant to Section 15.2, or is terminated in whole or in part by Bukwang in accordance with Section 6.3 or by Triangle in accordance with Section 15.3, then: (a) in the case of termination in the entire Territory, Triangle shall use, and shall cause its Affiliates and sublicensees to use, its and their *** to return, or at Bukwang's direction, destroy all data, writings and other documents and tangible materials supplied to Triangle by Bukwang properly organized and to provide Bukwang with reasonable transition assistance, and upon Bukwang's request, Triangle shall sell any Licensed Product in its possession to Bukwang at Triangle's Acquisition Cost or Manufacturing Cost therefor, as applicable; and (b) with respect to those countries with respect to which termination occurs, Triangle shall provide Bukwang with full and complete copies of all toxicity, efficacy, and other data generated by Triangle or Triangle's Affiliates, and sublicensees, in the course of Triangle's efforts to develop Licensed Products or to obtain governmental approval for the sale of Licensed Products, including but not limited to any regulatory filings with any government agency in such countries. Bukwang shall be authorized to cross-reference any such regulatory filings made by Triangle, its Affiliates and sublicensees in the countries in which termination occurs where permitted by law. Bukwang shall be entitled to provide information pertaining to the Triangle Patents, Triangle Know-How and Joint Know-How to any third party with a bona fide interest in licensing such technology in the countries in which termination occurs. Such data shall be provided on a confidential basis; provided, however, that if such third party concludes a license with Bukwang, such third party shall be free to use such data for all purposes, including to obtain government approvals to sell any product containing any Compound in such countries.

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

      15.5 Effect of Termination. In the event of any expiration or termination pursuant to this Article 15, neither party shall have any remaining rights or obligations under this Agreement other than as provided below:

            (a) Bukwang will have the right to receive all payments accrued prior to the effective date of termination;

            (b) termination or expiration of this Agreement for any reason shall have no effect on the parties' obligations under Articles 9, 12 and 13 or their respective rights in Joint Know-How set forth in Section 1.18;

            (c) upon expiration of Triangle's royalty obligations under this Agreement in a given country, Triangle shall have a perpetual, fully paid-up, non-exclusive license to use the Bukwang Know-How in such country;

            (d) termination of this Agreement by Bukwang pursuant to Section 6.3 or 15.2 or by Triangle pursuant to Section 15.3, shall have no effect on the rights and obligations of the parties under Section 15.4; and

            (e) the parties' shall retain any other remedies for breach of this Agreement they may otherwise have.

      15.6 Default by Triangles' Affiliates and Sublicensees. For purposes of this Article 15, any breach or default of the provisions of this Agreement by Triangle's Affiliates or sublicensees shall be deemed to be breach of this Agreement by Triangle, and Triangle shall be liable to Bukwang for such breach or default to the same extent as if such breach or default had been made directly by Triangle.

                             ARTICLE 16. ASSIGNMENT

      16.1 Assignment by Either Party. Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without such consent, assign or sell its rights under this Agreement (a) in connection with the sale or transfer of all or substantially all of its pharmaceutical business to a third party; (b) in the event of a merger or consolidation with a third party; or (c) to an Affiliate. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignment shall be contingent upon the assignee assuming in writing all of the obligations of its assignor under this Agreement.

      16.2 ***. Subsequent to any assignment by Triangle pursuant Subsection 16.1(a) or (b) above, ***. Bukwang shall so inform Triangle in writing specifying with reasonable particularity the basis for such determination. If Triangle disagrees with Bukwang regarding Bukwang's determination, Triangle shall so inform Bukwang in writing within thirty (30) days after receipt of such written notice and this issue shall be determined pursuant to the provisions set forth in Section 19.2. If the arbitrator(s) determine that *** . Triangle shall have *** from the date it receives written notice of the arbitration result *** that is not easily curable within such *** period, Triangle shall have an additional reasonable period of time to effect such cure (which additional period shall in no event exceed *** ). If Triangle does not send written notice of Bukwang within such thirty (30) day period disagreeing with Bukwang's position on the matter, Triangle shall have *** from the date of its receipt of Bukwang's written notice *** that is not reasonably curable within such *** period, Triangle shall have an additional reasonable period of time to effect such cure (which

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                                       49
additional period shall in no event exceed *** ).

                       ARTICLE 17. REGISTRATION OF LICENSE

Triangle, at its expense, may register the license granted under this Agreement in any country of the Territory where the use, sale or manufacture of a Licensed Product in such country would be covered by a Valid Claim. Upon request by Triangle, Bukwang agrees promptly to execute any "short form" licenses submitted to it by Triangle reasonably necessary in order to effect the foregoing registration in such country.

           ARTICLE 18. NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION AND PATENT TERM RESTORATION ACT

      18.1 Notices Relating to the Act. Bukwang shall use its best efforts to cause the Primary Licensors to notify Triangle of (a) the issuance of each U.S. patent included among the Bukwang Patents, giving the date of issue and patent number for each such patent; and (b) each notice pertaining to any patent included among the Bukwang Patents which the Primary Licensors receive as patent owners pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter the "Act"), including but not necessarily limited to notices pursuant to ss.ss.101 and 103 of the Act from persons who have filed an abbreviated NDA ("ANDA") or a "paper" NDA. Such notices shall be given promptly, but in any event within ten (10) days of notice of each such patent's date of issue or receipt of each such notice pursuant to the Act, whichever is applicable.

      18.2 Authorization Relating to Patent Term Extension. Bukwang hereby authorizes Triangle and will use its best efforts to obtain the Primary Licensors' authorization for Triangle (a) to include in any NDA for a Licensed Product, as Triangle may deem appropriate under the Act, a list of patents included among the Bukwang Patents that relate to such Licensed Product and such other information as Triangle in its reasonable discretion believes is appropriate to be filed pursuant to the Act; (b) to

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                                       50
commence suit for any infringement of the Bukwang Patents under ss. 271(e) (2) of Title 35 of the United States Code occasioned by the submission by a third party of an IND or a paper NDA for a Licensed Product pursuant to ss.ss.101 or 103 of the Act; and (c) in consultation with Bukwang and the Primary Licensors, to exercise any rights that may be exercisable by Bukwang or the Primary Licensors, as applicable, as patent owners under the Act to apply for an extension of the term of any patent included among the Bukwang Patents. In the event that applicable law in any other country of the Territory hereafter provides for the extension of the term of any patent included among the Bukwang Patents in such country, upon request by Triangle, Bukwang shall authorize Triangle and shall use its best efforts to obtain the Primary Licensors' authorization for Triangle or, if requested by Triangle, its sublicensees, to apply for such extension, in consultation with Bukwang and the Primary Licensors. Bukwang agrees to cooperate and shall use its best efforts to cause the Primary Licensors to cooperate with Triangle or its sublicensees, as applicable, in the exercise of the authorizations granted herein or which may be granted pursuant to this Section 18.2 and will execute such documents and take such additional action and use its best efforts to cause the Primary Licensors to execute such documents and to take such additional actions as Triangle may reasonably request in connection therewith, including, if necessary, permitting itself and using its best efforts to permit the Primary Licensors to permit themselves to be joined as proper parties in any suit for infringement brought by Triangle under subsection (b) above. Triangle shall bear the costs and expenses, including but not limited to attorneys' fees, of any suit for infringement brought by Triangle under subsection (b) above.

                 ARTICLE 19. DISPUTE RESOLUTION AND ARBITRATION

      19.1 Initial Resolution. In the case of any disputes between the parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the parties shall discuss and negotiate in good faith a solution acceptable to both parties and in the spirit of this Agreement. If after negotiating in good faith pursuant to the foregoing sentence, the parties fail to reach agreement within thirty (30) days, then the President of Bukwang and the Chief Executive Officer or Chief Operating Officer of Triangle shall discuss in good faith an appropriate resolution to the dispute. If these executives fail, after good faith discussions not to exceed thirty (30) days, to reach an amicable agreement then the parties shall submit to binding arbitration pursuant to Section 19.2 ("Arbitration"). The date of submission of the matter to substrate shall be the "Dispute Date".

      19.2 Arbitration. The following provisions shall govern any arbitration pursuant to this Agreement.

            (a) Arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern. The Arbitration shall be conducted in ***.

            (b) The Arbitration shall be heard by a panel of three arbitrators (each an "Arbitrator"). Triangle and Bukwang shall each select one Arbitrator. Such Arbitrators shall be attorneys, licensed to practice law in the State of Georgia, actively engaged in the full-time practice of law for a period of no less than seven (7) years. Such Arbitrators shall not be affiliated, directly or indirectly, with the parties or the attorneys representing the parties in the Arbitration and shall not have any prior involvement in the matter. In the event that either party fails within fifteen (15) days after the Dispute Date (i) to select an Arbitrator who, to its knowledge, meets the requirements set forth in this subsection (b) and (ii) to notify the other party of the selection, the other party will then have the right to select such Arbitrator. The third Arbitrator shall be selected by mutual agreement of the parties from a list of neutral arbitrators compiled by the American Arbitration Association

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                                       52
for the parties. Such Arbitrator shall be an attorney, licensed to practice law in the State of Georgia, actively engaged in the full time practice of law for a period of no less than ten (10) years. The third Arbitrator shall not have any prior or current relationship, direct or indirect, with any party to this Agreement. If the parties to the Arbitration are unable to agree upon the third Arbitrator within fifteen (15) days from the Dispute Date, the appointment of the third Arbitrator shall be made as expeditiously as possible and in compliance with this Section 19.2 by the two Arbitrators selected by the parties. If those Arbitrators cannot agree on the third Arbitrator within ten
(10) days, then the third Arbitrator shall be designated by the American Arbitration Association or the appropriate designated representative thereof upon the written request of any party with simultaneous notice of such request to the other party to the Arbitration. The third Arbitrator shall preside over the panel of Arbitrators and the Arbitration.

            (c) The Arbitrators shall apply the substantive laws of the *** to the validity, construction and interpretation of this Agreement as is applicable to contracts made wholly performable within the state.

            (d) The Arbitration shall be resolved no later than sixty (60) days from the date of acceptance by the third Arbitrator of his or her appointment unless otherwise agreed to by the parties to the Arbitration.

            (e) Each party shall bear the expenses and costs of the Arbitrator selected by the party. The third Arbitrator shall be compensated for services rendered at the prevailing hourly rate of compensation and reimbursed for any expenses incurred in

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                                       53
connection with rendering such services. The non-prevailing party shall bear the costs and expenses of compensation and reimbursement for the third Arbitrator.

            (f) The decision of the Arbitrators shall be rendered in writing and shall be final and binding and may be enforced at the request of either party to the Arbitration in the United States District Court for the Northern District of Georgia or any court of the State Georgia having competent jurisdiction. Such decision may not be appealed except upon a claim of bad faith or fraud by the Arbitrators.

            (g) This Article 19 shall not apply to issues relating to the validity, construction or effect of the Bukwang Patents. In the event that, in any Arbitration, any issue arises concerning the validity, construction or effect of any of the Bukwang Patents, the Arbitrators shall assume the validity of all claims as set forth in such Bukwang Patents. Matters, controversies or disputes concerning the Licensed Patents shall be resolved in any court having jurisdiction thereof or in any other manner mutually agreed to by the parties.

                         ARTICLE 20. GENERAL PROVISIONS

      20.1 Export Controls. Bukwang acknowledges that Triangle is subject to United States laws and regulations controlling the export of technical data, biological materials, chemical compositions and other commodities and that Triangle's obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data, biological materials, chemical compositions and commodities may require a license from the cognizant agency of the United States government or written assurances by Bukwang that Bukwang shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies, or as otherwise prescribed by applicable law or regulation.

Triangle neither represents that an export license shall not be required nor that, if required, such export license shall issue.

      20.2 Independent Contractors. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party.

      20.3 Patent Marking. Triangle shall mark Licensed Products sold in the United States with United States patent numbers. Licensed Products manufactured or sold in other countries shall be marked in compliance with the intellectual property laws in force in such countries. The foregoing obligations shall be subject to size and space limitations. If Bukwang believes that a Licensed Product should be marked with the number of a Bukwang Patent, Bukwang shall provide written notice to Triangle which identifies the patent number and the Licensed Product on which it should appear. It shall also be Bukwang's responsibility to inform Triangle in writing when marking with a Bukwang Patent number should be discontinued. To the extent that Triangle complies with Bukwang's instructions, Bukwang shall indemnify and hold Triangle harmless for any liability, claim or action for false patent marking or non-marking.

      20.4 Publicity. The parties agree to issue mutual press releases concerning their entry into this Agreement, with the content of such releases to be approved (which consent shall not be unreasonably withheld or delayed) in advance by the parties. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto unless expressly authorized to do so by the other party which authorization shall be agreed upon.

      20.5 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the *** , exclusive of its conflicts of laws principles.

      20.6 Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Bukwang and Triangle with respect to the subject matter hereof and shall not be modified, amended or terminated, except as herein provided or except by another agreement in writing executed by the parties hereto. Upon the Effective Date, the Confidentiality Agreement shall terminate.

      20.7 Interpretation. Except (a) as otherwise provided in the Primary License Agreement and (b) for any amendment to the Primary License Agreement to the extent such amendment would adversely affect the rights and obligations of Triangle hereunder (unless Triangle has given prior written consent thereto in writing), in the event of any conflict between the terms hereof and the terms of the Primary License Agreement, the terms of the Primary License Agreement shall control.

      20.8 Waiver. No provision of this Agreement may be waived except by a writing signed by the party entitled to the benefit thereof, and no such waiver of any provision hereof in one instance shall constitute a waiver of any other provision or of such provision in any other instance. No omission, delay or failure on the part of any party hereto in exercising any rights hereunder will constitute a waiver of such rights or of any other rights hereunder.

      20.9 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not

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                                       56
render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

      20.10 Force Majeure.

            (a) Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required ("Force Majeure").

            (b) The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of the occurrence and where appropriate an estimate of how long such Force Majeure event shall continue.

            (c) If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

      20.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      20.12 Notices. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited (a) in the mail in the country of residence of the party giving the notice, registered or certified postage prepaid or (b) with a professional courier service (e.g., FedEx or UPS), and addressed as follows:

      To Bukwang:       Bukwang Pharm. IND. Co., Ltd
                        398-1 Daebang-Dong-Dongjak-Ku
                        Seoul 156-020
                        Korea
                        Attn: Sung-Koo Lee, Managing Director
                        Fax: 02-816-2792

      With a copy to:   Robert Finch, Esq.
                        Arnall, Golden & Gregory, LLP
                        2800 One Atlantic Center
                        1201 W. Peachtree St.
                        Atlanta, Georgia 30309  USA
                        Fax:  (404) 873-8617

      To Triangle:      Triangle Pharmaceuticals, Inc.
                        4 University Place, 4611 University Drive
                        Durham, NC 27707, U.S.A.
                        Attn: Chris A. Rallis, Vice President Business
                              Development, General Counsel
                        Fax:  (919) 493-5925

Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by telex, facsimile or cable, provided that the party giving such notice obtains acknowledgment by telex, facsimile or cable that such notice has been received by the party to be notified. Notices made in this manner shall be deemed to have been given when such acknowledgment has been transmitted. Any provision of this Section 20.12 to the contrary notwithstanding, any notice to Bukwang shall be effective if given as to Bukwang prescribed above by Triangle, despite any failure to deliver copies as prescribed above.

      IN WITNESS WHEREOF, Bukwang and Triangle have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

                              BUKWANG PHARM. IND. CO., LTD.


                              By: /s/ Illegible
                                 ------------------------------------

                              Title:
                                     ----------------------------------

                              TRIANGLE PHARMACEUTICALS, INC.


                              By: /s/ David N. Barry
                                 ------------------------------------

                              Title:  Chairman & CEO
                                     ----------------------------------

                 [SIGNATURE PAGE FOR BUKWANG LICENSE AGREEMENT]

                                    EXHIBIT A

                                LICENSE AGREEMENT

                                     between

                 UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.

                              YALE UNIVERSITY, AND

                          BUKWANG PHARM. IND. CO., LTD.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

      ARTICLE 1.  DEFINITIONS..............................................  2

      ARTICLE 2.  GRANT OF LICENSE.........................................  4

      ARTICLE 3.  DILIGENCE AND COMMERCIALIZATION..........................  6

      ARTICLE 4.  CONSIDERATION FOR LICENSE................................  7

      ARTICLE 5.  REPORTS AND PAYMENTS.....................................  9

      ARTICLE 6.  RECORDS.................................................. 11

      ARTICLE 7.  PATENT PROSECUTION....................................... 12

      ARTICLE 8.  ABATEMENT OF INFRINGEMENT................................ 14

      ARTICLE 9.  DISCLOSURE OF INFORMATION AND CONFIDENTIALITY............ 15

      ARTICLE 10. REPRESENTATIONS, MERCHANTABILITY AND EXCLUSION OF
                  WARRANTIES............................................... 17

      ARTICLE 11. DAMAGES, INDEMNIFICATION AND INSURANCE................... 18

      ARTICLE 12. TERM AND TERMINATION..................................... 20

      ARTICLE 13. ASSIGNMENT............................................... 23

      ARTICLE 14. MISCELLANEOUS............................................ 23

      ARTICLE 15. NOTICES.................................................. 26

      EXHIBIT A   LICENSED PATENTS......................................... 28

      EXHIBIT B   LICENSEE'S DEVELOPMENT PLAN.............................. 29

      THIS LICENSE AGREEMENT is dated the 28th day of December, 1995, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athena, Georgia 30602 (hereinafter "UGARF"), and YALE UNIVERSITY (hereinafter "YALE"), located in New Haven, Connecticut, and BUKWANG PHARM. IND. CO. LTD., a Korean corporation with headquarters located at 398-1 Daebang-Dong, Dongjak-ku, Seoul 156-020, Republic of Korea (hereinafter "BUKWANG").

                                   WITNESSETH

      WHEREAS, Dr. Chung K. Chu, during the course of his employment at The University of Georgia, and Dr. Yung-chi Cheng, during the course of his employment at YALE, developed certain inventions as more fully defined herein; and

      WHEREAS, UGARF is the assignee of all right, title, and interest in inventions developed by employees of The University of Georgia and is responsible for the protection and commercial development of such inventions; and

      WHEREAS, UGARF and YALE want to have the inventions further developed and made available for commercial use by the public; and

      WHEREAS, BUKWANG represents that it has the necessary expertise and resources to fully develop and commercialize the inventions; and

      WHEREAS, UGARF and YALE wish to grant BUKWANG such a license in accordance with the terms and conditions of this Agreement.

      NOW THEREFORE, for and in consideration of the mutual covenants and the premises herein contained, the parties, intending to be legally bound, hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

      The following terms are as used herein shall have the following meaning:

      1.1 "Affiliates" shall mean any corporation, partnership or other business entity which is directly or indirectly controlled by BUKWANG or any entity which directly or indirectly controls BUKWANG. "Controls" as used herein means owns directly or indirectly at least thirty percent (30%) of the voting shares.

      1.2 "Agreement" or "License Agreement" shall mean this Agreement, including all Exhibits attached to this Agreement.

      1.3 "BUKWANG's Development Plan" shall mean the development plan reproduced as EXHIBIT B of this Agreement.

      1.4 "Field of Use" shall mean the treatment of viral infections.

      1.5 "Indemnitees" shall mean UGARF, UGARF's officers and directors, UGA, UGA's employees, YALE, YALE's officers and directors, the Inventors, and their heirs, executors, administrators, and legal representatives.

      1.6 "Inventors" shall mean Dr. Yung-chi Cheng and Dr. Chung K. Chu.

      1.7 "License Agreement Year" shall mean and include each twelve-month period, beginning with the Operative Date, during the term of this Agreement.

      1.8 "Licensed Patents" shall mean the patent applications and patents identified in EXHIBIT A hereof, together with all divisionals, continuations, reissues, reexaminations and foreign counterparts of such applications or patents.

      1.9 "Licensed Product(s)" shall mean any process, service, or product, the manufacture, use, or sale of which is covered by a Valid Claim or incorporates or uses any Licensed Technology.

      1.10 "Licensed Technology" shall mean all designs, technical information, know-how, knowledge, data, specifications, test results and other information, whether or not patented, which are known to the Inventors, except such technology already existing in the public domain or such technology already known to BUKWANG, on the date of this Agreement, and which are useful for the development, commercialization, manufacture, use or sale of any Licensed Product.

      1.11 "Licensed Territory" shall mean the world.

      1.12 "LICENSOR" shall mean UGARF and YALE, jointly.

      1.13 "Net Selling Price" of Licensed Products shall mean the total invoiced price paid to BUKWANG or its Affiliates by a purchaser of a Licensed Product less the following discounts: a) customary trade, quantity and cash discounts actually allowed and taken; b) credits actually given for rejected or returned Licensed Products; c) freight and insurance costs, if separately itemized on the invoice paid by the customer; and d) excise taxes and customs duties included in the invoiced amount. Where a Sale is deemed consummated by a gift, use, or other disposition of Licensed Products for other than a selling price stated in cash, the term "Net Selling Price" shall mean the average gross selling price billed by BUKWANG for the same quantity of Sales of Licensed Products during the three (3) month period immediately preceding such Sale, without reduction of any kind.

      1.14 "Operative Date" of this Agreement shall mean the date on which LICENSOR receives notification from the United States Government of its approval of the grant of rights made to BUKWANG hereunder.

      1.15 "Sale" or "Sold" shall mean the sale, transfer, exchange or other disposition of Licensed

Products whether by gift or otherwise, by BUKWANG, its Affiliates or any other person authorized by

BUKWANG. For the purposes of this Agreement, the following activities shall not be deemed as Sale: (a) the provision of Licensed Products, prior to the approval of Licensed Products in a country and pursuant to a requirement issued by the appropriate governmental agency in that country, for consumption by or administration to persons for humanitarian purposes or compassionate use, (b) the provision of Licensed Products for use in clinical trials, or (c) the provision of samples of Licensed Products without charge by BUKWANG for promotional purposes. Sales of Licensed Products shall be deemed consummated upon the first to occur of: (a) receipt of payment from the purchaser; (b) delivery of Licensed Products to the purchaser or a common carrier; (c) release of Licensed Products from consignment; (d) if deemed Sold by use, when first put to such use; or (e) if otherwise transferred, exchanged, or disposed of whether by gift or otherwise when such transfer, exchange, gift, or other disposition occurs.

      1.16 "UGA" shall mean The University of Georgia.

      1.17 "Valid Claim" shall mean a claim included among the Licensed Patents so long as such claim shall not have been irrevocably abandoned or held invalid in an unappealable decision of a court or other authority of competent jurisdiction.

                           ARTICLE 2. GRANT OF LICENSE

      2.1 License. LICENSOR hereby grants BUKWANG an exclusive right and license under the Licensed Patents to make, have made, use, and Sell Licensed Products and to practice Licensed Technology for the Field of Use in the Licensed Territory during the term of this Agreement.

      2.2 Retained License. LICENSOR retains on behalf of UGARF, YALE and UGA and any research collaborators, a royalty-free right and license to make and use Licensed Products and to practice Licensed Technology for research and educational purposes only.

      2.3 No Implied License. The license and right granted in this Agreement shall not be construed to confer any rights upon BUKWANG by implication, estoppel, or otherwise as to any technology not specifically identified in this Agreement as Licensed Patents or Licensed Technology.

      2.4 United States Government Rights. The Licensed Patents, Licensed Technology, or portions thereof were developed with financial or other assistance through grants or contracts funded by the United States government. BUKWANG acknowledges that in accordance with Public Law 96-517 and other statutes, regulations, and Executive Orders as now exist or may be amended or enacted, the United States government has certain rights in the Licensed Patents and Licensed Technology. BUKWANG shall take all reasonable actions necessary to enable LICENSOR to satisfy its obligations under any federal law relating to the Licensed Patents or Licensed Technology. BUKWANG acknowledges that LICENSOR must obtain a waiver from the United States government, pursuant to United States Code of Federal Regulations, Section 37.401.14(i), to enable LICENSOR to grant the rights and license hereunder. LICENSOR has requested such a waiver, but if this Agreement is executed prior to the granting of said waiver, BUKWANG agrees that this Agreement will automatically terminate if the request for waiver is denied. LICENSOR shall notify BUKWANG within ten (10) days of receipt of notice of denial of said waiver from the United States government. If at any time during the term of this Agreement, the United States government should take action which renders it impossible or impractical for LICENSOR to grant the rights and license granted herein to BUKWANG under this Agreement or otherwise perform LICENSOR's obligations, LICENSOR or BUKWANG may terminate this Agreement immediately by notice to the other party. BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination.

      2.5 Republic of Korea Government Approval. It will be necessary for the Fair Trade

Committee in Economic Planning Ministry of the Republic of Korea to approve this Agreement. If this Agreement is executed prior to the granting of such approval, LICENSOR agrees that this Agreement shall automatically terminate if approval is denied. BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination.

                   ARTICLE 3. DILIGENCE AND COMMERCIALIZATION

      3.1 Diligence and Commercialization. BUKWANG shall use its *** throughout the term of this Agreement to diligently pursue BUKWANG's Development Plan and to bring Licensed Products to market through a thorough, rigorous, and diligent program for exploitation of the rights and license herein granted to BUKWANG and to create, supply, and service in the Licensed Territory as extensive a market as possible. In no instance shall BUKWANG's *** be less than efforts customary in the pharmaceutical industry.

      3.2 Lack of Diligence. If LICENSOR concludes that BUKWANG is not diligent in developing and Selling Licensed Products pursuant to paragraph 3.1 for any reason other than a) the withholding by a regulatory agency of marketing approval despite BUKWANG's diligent effort to obtain such approval; or b) unanticipated technical or scientific problems which have been reported to LICENSOR in writing; or c) other causes beyond the reasonable control of BUKWANG; then LICENSOR may, at its sole discretion, terminate this Agreement pursuant to paragraph 12.4 hereof.

      3.3 No Competing Products. BUKWANG agrees that it will not concurrently develop a compound or composition with the same mode or mechanism of action as compound(s) or composition(s) covered by the Licensed Patents. BUKWANG shall provide, on a semi-annual basis, a certified statement from a corporate officer of BUKWANG that BUKWANG is not concurrently developing a competing compound or composition with the same mode or mechanism of action as compound(s) or composition(s) covered by the Licensed Patents. In the event that BUKWANG undertakes the concurrent development


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    Confidential Treatment and filed separately with the Commission.

of such a competing product or does not provide certification as stipulated in this paragraph, LICENSOR shall have the right, at its sole discretion, to terminate this Agreement upon thirty (30) days written notice to BUKWANG.

                      ARTICLE 4. CONSIDERATION FOR LICENSE

      4.1 Research Gift. As partial consideration for the license granted to BUKWANG under this Agreement, BUKWANG shall provide nonrefundable research funding to UGARF and YALE according to the following schedule:

            ***

      Such payments shall be made on a quarterly basis on each of the first
(1st), ninetieth (90th), one-hundred eightieth (180th), and two-hundred seventieth (270th) days of the indicated License Agreement Year. In the event that this Agreement is terminated for any reason during one of the first *** License

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Agreement Years, BUKWANG agrees to make all four quarterly payments due under this paragraph for the License Agreement Year in which this Agreement is terminated.

      4.2 Milestone Payments. As partial consideration for the license granted to BUKWANG under this Agreement, BUKWANG shall pay LICENSOR nonrefundable milestone payments according to the following schedule:

            Milestone:                                Payment:

                                      ***

*** of the milestone payments shall be credited against royalties actually due and payable under Article 4.3; provided, however, that in any single License Agreement Year, such credit shall not exceed *** of the royalties otherwise due.

      4.3 Royalties. As partial consideration for the license granted to BUKWANG under this Agreement, BUKWANG shall pay LICENSOR a royalty equal to *** of the Net Selling Price of all Licensed Products Sold by BUKWANG or its Affiliates during the term of this Agreement.

      4.4 Reimbursement for Patent Expenses. BUKWANG shall reimburse LICENSOR for all external fees, costs and expenses heretofore and hereafter during the term of this Agreement paid or incurred by LICENSOR in filing, prosecuting, and maintaining the Licensed Patents in the Licensed Territory.

                         ARTICLE 5. REPORTS AND PAYMENTS

      5.1 Payments. All royalty payments required under this Agreement pursuant to Article 4. 3 shall be due *** days following the end of a quarter, for Sales occurring during the immediately preceding

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                                       10
quarter of each License Agreement Year. Such royalties shall be accompanied by a royalty report, as detailed in paragraph 5.3. All other payments required under this Agreement are payable on the due date, or, for payments due under Article 4.4, such reimbursement shall be delivered within thirty (30) days after receipt by BUKWANG from time to time of an invoice from UGARF, including all supportive documentation of such fees and costs.

      (a) Payments due under Articles 4.2 and 4.3 shall be made in person, via the United States mail, or by private carrier to the following addresses:

            ***, made payable to:

                                 University of Georgia Research Foundation, Inc.
                                 Attention:  Patsy Songer
                                 Boyd Graduate Studies Research Center
                                 Athena, Georgia, U.S.A. 30602-7411
                                 Facsimile: (706) 542-5638

            ***, made payable to:

                                 Yale University
                                 Attention: Office of Cooperative Research
                                 246 Church Street, Suite 401
                                 New Haven, Connecticut, U.S.A. 06510
                                 Facsimile: (203) 432-7245

      (b) Payments due under Article 4.4 shall be made payable to UGARF and sent to the address given in 5.1(a) for UGARF

      5.2 Progress Reports. BUKWANG will provide UGARF with semi-annual reports detailing the activities of BUKWANG described in BUKWANG's Development Plan. Such reports shall be due on July 1 and January 1 of each License Agreement Year, beginning with July 1, 1996, for the immediately preceding half-year.

      5.3 Royalty Reports. Within sixty (60) days of the first (1st), ninetieth
(90th), one-hundred eightieth (180th), and two-hundred seventieth (270th) days of each License Agreement Year, beginning

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                                       11
with the License Agreement Year in which the first approval for marketing Licensed Products in any country of the Licensed Territory is granted, and ending with the year following the termination of expiration of this Agreement, BUKWANG shall provide a written report to LICENSOR setting forth for the preceding calendar quarter, the following as may be applicable:

      (a) all Sales (including Net Selling Price of each product sold) of Licensed Products by BUKWANG and its Affiliates on a country-by-country basis throughout the Licensed Territory;

      (b)   the amount of royalties payable pursuant to this Agreement;

      (c) any other information reasonably necessary to show the basis on which such royalties have been computed;

      (d)   the amount of any credits taken pursuant to Article 4.2;

      (e)   in case no payment is due, BUKWANG shall so report.

      5.4 Currency Conversion. If any Licensed Products are Sold for monies other than United States dollars, the Net Selling Price of such Licensed Products shall first be determined in the foreign currency of the country in which such Licensed Products are Sold and then converted to United States dollars at the spot rate published by the Wall Street Journal (U.S. edition) for conversion of that foreign currency into United States dollars on the last day of the quarter for which such payment is due.

      5.5 Interest. Payments required under this Agreement shall, if overdue, bear interest until payment at a per annum rate *** above the prime rate in effect at the *** in ***, on the due date. The payment of such interest shall not foreclose LICENSOR from exercising any other rights it may have because any payment is late.

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    Confidential Treatment and filed separately with the Commission.

                               ARTICLE 6. RECORDS

      6.1 Records of Sales. During the term of this Agreement and for a period of *** thereafter, BUKWANG shall keep at its principal place of business true and accurate records of all Sales in accordance with generally accepted accounting principals and in such form and manner so that all royalties owed to LICENSOR may be readily and accurately determined. BUKWANG shall furnish LICENSOR copies of such records upon LICENSOR's request, which shall not be made more often than once per License Agreement Year.

      6.2 Audit of Records. LICENSOR shall have the right, from time to time at reasonable times during normal business hours through an independent certified public accountant, to examine the records of BUKWANG maintained in accordance with the provisions of paragraph 6.1 in order to verify the calculation of any royalties payable under this Agreement. Such examination and verification shall not occur more than once each License Agreement Year and the calendar year immediately following termination of this Agreement. Unless otherwise agreed in writing by BUKWANG, the fees and expenses of performing such examination and verification shall be borne by LICENSOR. If such examination reveals an underpayment by BUKWANG of more than *** for any quarter examined, BUKWANG shall pay LICENSOR the amount of such underpayment plus interest and shall reimburse LICENSOR for all expenses of the accountant performing the examination.

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    Confidential Treatment and filed separately with the Commission.

                          ARTICLE 7. PATENT PROSECUTION

      7.1 Prosecution and Maintenance of Licensed Patents. The prosecution and maintenance of the Licensed Patents shall be the primary responsibility of LICENSOR. LICENSOR shall keep BUKWANG informed as to all developments with respect to Licensed Patents. BUKWANG shall be afforded reasonable opportunities to advise LICENSOR and cooperate with LICENSOR in such prosecution and maintenance. On or before March 1, 1996, BUKWANG shall notify LICENSOR of the countries in which BUKWANG wishes the International Patent Cooperation Treaty Application No. US94/06080, filed May 27, 1994 to be filed. LICENSOR may, at its own expense, file patent applications in those countries in which BUKWANG elects not to file national applications. Such non-elected countries in which LICENSOR has filed a patent application will no longer be included in the Licensed Territory and BUKWANG shall not have the right to Sell Licensed Products in non-elected countries. Prior to the execution of any third party licenses in such non-elected countries, LICENSOR shall offer BUKWANG a right of first refusal, which, if it is to be exercised, shall be exercised within thirty (30) days of BUKWANG's receipt in writing from LICENSOR of a written proposal outlining the terms of a third party license. If BUKWANG elects to exercise its right of first refusal, then LICENSOR and BUKWANG shall execute a license on the same terms and conditions as those referred to in the third party license. If BUKWANG elects not to exercise its right of first refusal or fails to exercise its right of first refusal before the expiration of the aforesaid thirty (30) day period, then LICENSOR shall be free to execute the third party license.

      If BUKWANG should fail to timely make reimbursement for patent expenses incurred in filing, prosecuting or maintaining applications or patents in a particular country(ies) as required by Article 4.4 of this Agreement, LICENSOR shall have no further obligation to prosecute or maintain the Licensed Patents in said country(ies).

      BUKWANG, upon ninety (90) days advance written notice to LICENSOR, may advise LICENSOR that it no longer wishes to pay expenses for filing, prosecuting or maintaining one or more Licensed Patents. LICENSOR may, at its option, elect to pay such expenses or permit such Licensed Patents to become abandoned or lapsed. If LICENSOR elects to pay such expenses, such patents shall not be subject to any license granted to BUKWANG hereunder.

      7.2 Extension of Licensed Patents. In the event that it is possible to have the normal term of any Licensed Patent extended or restored under a country's procedure of extending patent terms for time lost in government regulatory approval processes, BUKWANG agrees to cooperate full with LICENSOR and provide all necessary documentation and information needed to enable LICENSOR to timely apply for such extension(s). All out-of-pocket expenses incurred by LICENSOR in applying for such extension(s) shall be borne in accordance with the terms of Article 4.4. In the case of such extension(s), royalties due LICENSOR pursuant to Article 4.3 hereof shall be payable until the end of the extended term of the Licensed Patent.

                      ARTICLE 8. ABATEMENT OF INFRINGEMENT

      8.1 BUKWANG shall promptly inform LICENSOR of any suspected infringement of any Licensed Patents. During the term of this Agreement, LICENSOR and BUKWANG shall have the right to institute an action for infringement of the Licensed Patents against such third party in accordance with the following:

      (a) If LICENSOR and BUKWANG agree to institute suit jointly, the suit shall be brought in both their names and out-of-pocket costs thereof shall be borne equally. Any recovery or settlement received by LICENSOR and/or BUKWANG for punitive or exemplary damages shall be shared equally, and any other recovery or settlement received, including compensatory damages or damages based on a loss of revenues, shall be paid to BUKWANG, and BUKWANG shall pay to LICENSOR an amount representing the royalty which would have been paid by BUKWANG on such amount in accordance with the provisions of
            Article 4 had such amount been accrued by BUKWANG as Sales. BUKWANG and LICENSOR shall agree upon the manner in which they shall exercise control over such action. LICENSOR may, if it so desires, also be represented by separate counsel of its own selection, the fees for which counsel shall be paid by LICENSOR;

      (b) In the absence of agreement to institute a suit jointly, LICENSOR may institute a suit, and, at its option, name BUKWANG as a plaintiff. LICENSOR shall bear the entire cost of such litigation, including defending any counterclaims brought against BUKWANG and paying any judgments rendered against BUKWANG, and shall be entitled to retain the entire amount of any recovery or settlement; and

      (c) In the absence of agreement to institute a suit jointly and if LICENSOR notifies BUKWANG that it has decided not to join in or institute a suit as provided in (a) or (b) above, BUKWANG may institute suit and, at its option, name LICENSOR as a plaintiff. BUKWANG shall bear the entire cost of such litigation, including defending any counterclaims brought against LICENSOR and paying any judgment rendered against LICENSOR, and shall be entitled to retain the entire amount of any recovery or settlement.

      8.2 Should either LICENSOR or BUKWANG commence suit under the provisions of this Article and thereafter elect to abandon such suit, the abandoning party shall give timely notice to the other party who may, if it so desires, continue prosecution of such suit, provided that the sharing of expenses and any recovery in such suit shall be as agreed upon between LICENSOR and BUKWANG.

            ARTICLE 9. DISCLOSURE OF INFORMATION AND CONFIDENTIALITY

      9.1 It will be necessary for LICENSOR to disclose to BUKWANG and for BUKWANG to disclose to LICENSOR such information and technology as will assist the parties to successfully carry out the objectives of this Agreement. BUKWANG will need to disclose to LICENSOR such information and technology relating to the filing of any patents related to Licensed Products and such other information as may be requested by LICENSOR which is necessary for LICENSOR to ascertain to BUKWANG is performing its obligations pursuant to this Agreement. All such information and technology to be exchanged will be in writing and marked "CONFIDENTIAL". BUKWANG or LICENSOR, as the case may be, shall not, during the life of this Agreement and for a period of *** after the termination or expiration of this Agreement, disclose to any third party the other's technology, except to an Affiliate under appropriate written confidentiality provisions who requires such information to carry out the objectives of this Agreement; shall use the same degree of care as is exercised with respect to its own confidential information to prevent disclose of the same to any third party; and shall not use the same for any purpose other than exercising any right or rights granted to it herein; provided, however, that nothing herein contained shall restrict either party with respect to the disclosure or use of information which the recipient party can show:

      (a) was in its possession at the time of its receipt of same from the disclosing party; or

      (b) was part of the public knowledge or literature at the time of its receipt from the disclosing party, or thereafter becomes part of the public knowledge or literature through no fault of either party, their Affiliates, employees representatives or any third party to whom such information was disclosed in accordance with the provisions of this Agreement; or

      (c) was received form a third party having the right to disclose such information. Specific technology was disclosed by one party to the other hereunder shall not be deemed to be within any of the above three (3) exclusions merely because it is embraced by more general information included within one of the exclusions.

      9.2 Notwithstanding the provisions of paragraph 9.1 above, and to the extent necessary;

      (a) a party may disclose and use the other party's information for purposes of securing the registration of, and or governmental approval to market, pursuant to this Agreement, any Licensed Products;

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    Confidential Treatment and filed separately with the Commission.

      (b) a party may disclose and use the other party's information where the disclosure and use of such will be necessary to the procurement of patent protection, pursuant to this Agreement, for a Licensed Product;

      (c) a party may disclose and use the other party's information to the extent that it is necessary to aid in the development and commercialization, pursuant to this Agreement, of any Licensed Product provided that any such disclosure of the disclosing party's information shall be in confidence and subject to provisions the same, or substantially the same, as those in paragraph 9.1 hereof.

If this Agreement is terminated for any reason whatsoever, LICENSOR shall have the unrestricted right to use and disclose information generated by LICENSOR or BUKWANG pertaining to methods of synthesis, pharmacokinetics, toxicology, efficacy, clinical and other technical data related to Licensed Products. Such use and disclosure shall not be subject to the confidentiality provisions of paragraph 9.1 that survive termination of this Agreement.

      9.3 Prior Agreements. The provisions of this Agreement supersede and shall be substituted for any terms of any prior confidentiality agreements between BUKWANG and LICENSOR which are not consistent with this Agreement.

                  ARTICLE 10. REPRESENTATIONS, MERCHANTABILITY
                           AND EXCLUSION OF WARRANTIES

      10.1 LICENSOR represents and warrants that it has the right and authority to enter into this Agreement and that neither the execution of this Agreement nor the performance of its obligations hereunder will constitute a breach of the terms and provisions of any other agreement to which UGARF or YALE is a party. LICENSOR does not warrant the validity of the Licensed Patents licensed hereunder and makes no representation whatsoever with regard to the scope of the Licensed

Patents or that such Licensed Patents may be exploited by BUKWANG or its Affiliates without infringing other patents.

      10.2 BUKWANG has the necessary expertise and skill in the technical areas in which the Licensed Products and Licensed Technology are involved to make, and has made, its own evaluation of the capabilities, safety, utility, and commercial application of the Licensed Patents and Licensed Technology. ACCORDINGLY, LICENSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE LICENSED PATENTS OR LICENSED TECHNOLOGY AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF LICENSED PATENTS OR LICENSED TECHNOLOGY.

               ARTICLE 11. DAMAGES, INDEMNIFICATION AND INSURANCE

      11.1 NO LIABILITY. LICENSOR shall not be liable to BUKWANG or BUKWANG's customers for special, incidental, indirect or consequential damages resulting from defects in the testing, labeling, manufacture, or other application of Licensed Products manufactured, tested or Sold pursuant to this Agreement.

      11.2 Indemnification. BUKWANG shall defend, indemnify, and hold harmless the Indemnitees from and against any and all claims, demands, loss, liability, expense, or damage (including investigative costs, court costs and attorneys' fees) Indemnitees may suffer, pay or incur as a result of claims, demands or actions against any of the Indemnitees arising or alleged to arise by reason of or in connection with any and all personal injury and property damage caused or contributed to in whole or in part by BUKWANG's manufacture, testing, use, sale, or labeling of any Licensed Products, or the practice by BUKWANG of any Licensed Patents. BUKWANG's obligations under this Article shall survive the expiration or termination of this Agreement for any reason.

            11.3 Insurance. Without limiting LICENSEE's indemnity obligations under the preceding paragraph, LICENSEE shall maintain throughout the term of this Agreement and for *** thereafter a commercial, general liability insurance policy, written by a reputable insurance company authorized to do business in the United States of America, which:

            (a) insures Indemnification for all claims, damages, and actions mentioned in Article 11.1 of this Agreement;

            (b) includes a contractual endorsement providing coverage for all liability which may be incurred by Indemnitees in connection with this Agreement;

            (c) Requires the insurance carrier to provide UGARF with no less than thirty (30) days written notice of any change in the terms or coverage of the policy or its cancellation; and

            (d) Provides Indemnitees product liability coverage in an amount no less than *** per occurrence for bodily injury and *** per occurrence for property damage, subject to a reasonable aggregate amount.

BUKWANG shall provide LICENSOR with Certificates of Insurance evidencing the above.

      11.4 Notice of Claims. BUKWANG shall promptly notify LICENSOR of all claims involving the Indemnitees and will advise LICENSOR of the policy amounts that might be needed to defend and pay any such claims.

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                                       20

                        ARTICLE 12. TERM AND TERMINATION

      12.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Operative Date and shall continue until the date of expiration of the last-to-expire of the Licensed Patents, including any renewals or extensions thereof. In the event that there are no Valid Claims, this Agreement shall terminate on the tenth anniversary of the date of this Agreement.

      12.2 Termination by LICENSOR. LICENSOR shall have the right to terminate this Agreement upon the occurrence of any one or more of the following events:

      (a) failure to BUKWANG to make any payment required pursuant to this Agreement when due; or

      (b) failure of BUKWANG to render reports to LICENSOR as required by this Agreement; or

      (c) failure of BUKWANG to comply with BUKWANG's Development Plan, attached hereto as Exhibit B; or

      (d)   the insolvency of BUKWANG; or

      (e) the institution of any proceeding by BUKWANG under any bankruptcy, insolvency or moratorium law; or

      (f) any assignment by BUKWANG of substantially all of its assets for the benefit of creditors; or

      (g) placement of BUKWANG's assets in the hands of a trustee or a receiver unless the receivership or trust is dissolved within thirty
            (30) days thereafter; or

      (h)   the breach of any other material term of this Agreement by BUKWANG.

      12.3 Notice of Bankruptcy. BUKWANG must inform LICENSOR of its intention to file a voluntary petition in bankruptcy or of another's intention to file an involuntary petition in bankruptcy to be received at least thirty (30) days prior to filing such a petition. A party's filing without conforming to this requirement shall be deemed a material, pre-petition incurable breach.

      12.4 Exercise. LICENSOR may exercise its right of termination by giving BUKWANG, its trustees or receivers or assigns, thirty (30) days prior written notice of the occurrence of an event giving cause for termination hereunder and of LICENSOR's election to terminate. Upon the expiration of such period, this Agreement shall automatically terminate unless BUKWANG has cured the breach. Such notice and termination shall not prejudice LICENSOR's right to receive royalties or other sums due hereunder and shall not prejudice any cause of action or claim of LICENSOR accrued or to accrue on account of any breach or default by BUKWANG.

      12.5 Failure to Enforce. The failure of LICENSOR at any time, or for any period of time, to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions or as a waiver of the right of LICENSOR thereafter to enforce each and every such provision.

      12.6 Termination by BUKWANG. LICENSEE may terminate this Agreement at its sole discretion upon six (6) month's written notice to UGARF.

      12.7 Effect.

      (a) In the event this Agreement is terminated for any reason whatsoever, BUKWANG shall return, or at LICENSOR's directory destroy, all plans, notes, writings and other documents, samples, and other materials pertaining to the Licensed Patents and Licensed Technology, retaining only one copy in its corporate counsel's office for the sole purpose of compliance with surviving terms of this Agreement or defense against any legal actions related to this Agreement. Immediately upon termination of this Agreement, BUKWANG shall cease manufacturing, processing, producing, using, Selling or distributing Licensed Products; provided, however, that BUKWANG may continue to Sell in the ordinary course of business for a period of three (3) months reasonable quantities of Licensed Products which are fully manufactured and in BUKWANG's normal inventory at the date of termination if (a) all monetary obligations of BUKWANG to LICENSOR have been satisfied and (b) royalties on such sales are paid to LICENSOR in the amounts and in the manner provided in this Agreement.

      (b) Upon termination of the Agreement for any reason whatsoever, BUKWANG shall provide LICENSOR with full and complete copies of all toxicology, pharmacokinetics, efficacy, clinical and other technical data and all correspondence to and from regulatory agencies relating to approval of Licensed Products generated by BUKWANG and/or its Affiliates, contractors and agents in the course of BUKWANG's efforts to develop Licensed Products and/or obtain governmental approval for the Sale of Licensed Products.

      12.8 Survival. The provisions of Articles 9 (except as explicitly stated in paragraph 9.2), 10, and 11 of this Agreement shall remain in full force and effect notwithstanding the termination of this Agreement.

                             ARTICLE 13. ASSIGNMENT

      This Agreement is dependent upon the special relationship between the parties and the special knowledge and unique skills of BUKWANG. Therefore, BUKWANG shall not grant, transfer, convey or otherwise assign any of its rights or delegate any of its obligations under this Agreement, without the prior written consent of LICENSOR. This Agreement shall be assignable by UGARF to UGA, the University of Georgia Foundation, or any other nonprofit corporation which promotes the research purposes of UGA.

                            ARTICLE 14. MISCELLANEOUS

      14.1 Export Controls. BUKWANG acknowledges that LICENSOR is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities and that LICENSOR's obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data and commodities may require a license from the cognizant agency of the United States government or written assurances by BUKWANG that BUKWANG shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies. LICENSOR neither represents that an export license shall not be required nor that, if required, such export license shall issue.

      14.2 Legal Compliance. BUKWANG shall comply with all laws and regulations relating to its manufacture, processing, producing, use, Selling or distributing of Licensed Products. BUKWANG shall not take any action which would cause LICENSOR or BUKWANG to violate any laws and regulations.

      14.3 Independent Contractor. BUKWANG's relationship to LICENSOR shall be that of a licensee only. BUKWANG shall not be the agent of LICENSOR and shall have no authority to act for or on behalf of LICENSOR in any matter. Persons retained by BUKWANG as employees or agents shall not by reason thereof be deemed to be employees or agents of UGARF, UGA or YALE.

      14.4 Patent Marking. BUKWANG shall mark Licensed Products Sold in the United States with United States patent numbers. Licensed Products manufactured or Sold in other countries shall be marked in compliance with the intellectual property laws in force in such foreign countries.

      14.5 Use of Names. BUKWANG shall obtain the prior written approval of YALE, UGARF, UGA or the Inventors prior to making use of their names for any commercial purpose, except as required by law. As an exception to the foregoing, both BUKWANG and LICENSOR shall have the right to publicize the existence of this Agreement; however, neither BUKWANG nor LICENSOR shall disclose the terms and conditions of this Agreement without the other party's consent, except as may be required by law.

      14.6 Place of Execution. This Agreement and any subsequent modifications or amendments hereto shall be deemed to have been executed in the State of Georgia, U.S.A.

      14.7 Governing Law. This Agreement and all amendments, modifications, alternations or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the *** and the United States of America.

      14.8 Entire Agreement. This Agreement constitutes the entire agreement between LICENSOR and BUKWANG with respect to the subject matter hereof and shall not be modified, amended or terminated except as herein provided or except by another agreement in writing executed by the parties hereto.

      14.9 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions or portions thereof shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal invalid or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      14.10 Force Majeure. Any delays in, or failure of, performance of any part to this Agreement shall not constitute default hereunder, or give rise to any claim for damages, if and to the extent cause by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other work stoppages; civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required.

                               ARTICLE 16. NOTICES

      All notices and other communications shall be hand delivered, sent by private mail service, or sent by registered or certified U.S. mail, postage prepaid, return receipt requested, and addressed to the party to receive such notice or other communication at the address given below, or such other address as may hereafter be designated by notice in writing:

If to LICENSOR:               Executive Vice President
                              University of Georgia Research Foundation, Inc.
                              Boyd Graduate Studies Research Center, 6th Floor
                              Athena, Georgia 30602 Facsimile: (404) 542-5638

If to BUKWANG:                Attn:  Dr. C.H. Koo
                              Bukwang Pharm.Ind.Co.Ltd.
                              398-1 Daebang-Dong
                              Dongjak-ku
                              Seoul 156-020
                              Republic of Korea       Facsimile 82-2-816-2792

Such notices or other communications shall be effective upon receipt by an employee, agent or representative of the receiving party authorized to receive notices or other communications sent or delivered in the manner set forth above.

      IN WITNESS WHEREOF, LICENSOR and BUKWANG have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

LICENSOR:                                BUKWANG:

UNIVERSITY OF GEORGIA
RESEARCH FOUNDATION                      BUKWANG PHARM. IND. CO., LTD.


By: /s/ Joe L. Key                       By: /s/ C.H. Koo
    -----------------------                  ---------------------
    Name:  Joe L. Key                        Name:  C.H. Koo
    Title: Executive Vice President          Title: Managing Director

(corporate seal)                         (corporate seal)

YALE UNIVERSITY:


By: /s/ Janet H. Ackerman
    ------------------------
Name:  Janet Ackerman
       ---------------------
Title: Associate V.P. for Finance
       --------------------------

                                   EXHIBIT A
                                Licensed Patents

U.S.S.N. 08/189,070 filed January 28, 1994, entitled "L-Nucleosides for the Treatment of Hepatitis B Virus and Epstein-Barr Virus"

U.S.S.N. 08/466,274 filed June 6, 1995 as a continuation application of USSN 08/189,070, entitled "L-Nucleosides for the Treatment of Hepatitis B Virus and Epstein-Barr Virus"

U.S.S.N. 08/467,010 filed June 6, 1995 as a divisional application of USSN 08/189,070, entitled "L- Nucleosides for the Treatment of Hepatitis B Virus and Epstein-Barr Virus"

International Patent Cooperation Treaty Application No. US94/06080, Filed May 27, 1994

                                    EXHIBIT B

                      <The Development Schedule for L-FMAU>

                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    AMENDMENT

                                       to

                                LICENSE AGREEMENT

                                     between

                 UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.

                              YALE UNIVERSITY, and

                          BUKWANG PHARM. IND. CO., LTD.

      This AMENDMENT to LICENSE AGREEMENT (AMENDMENT) is effective on September 1, 1997, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (UGARF), YALE UNIVERSITY, located in New Haven, Connecticut (YALE), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea (BUKWANG).

                                   WITNESSETH

      WHEREAS, UGARF, YALE and BUKWANG entered into a License Agreement (LICENSE) as of December 28, 1995; and

      WHEREAS, UGARF, YALE and BUKWANG desire to amend the LICENSE to provide sublicensing rights to BUKWANG;

      NOW, THEREFORE, UGARF, YALE and BUKWANG agree as follows:

1. The partial consideration of the grant by UGARF and YALE of sublicensing rights to BUKWANG, BUKWANG agrees to pay a one-time, nonrefundable, nonceditable fee of *** to be split equally between UGARF and YALE.

2.    The following new paragraphs are added to the LICENSE.

      2.5 BUKWANG shall have the right to enter into sublicensing agreements for the rights, privileges and licenses granted hereunder. Upon any termination of this Agreement, sublicensees' rights shall also terminate.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      2.6 BUKWANG agrees that any sublicenses granted by it shall provide that the obligations to UGARE and YALE of Articles 2, 3.3, 5, 6, 8, 9, 10, 11, 12 and 14 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. BUKWANG further agrees to attach copies of these Articles to sublicense agreements.

      2.7 BUKWANG shall not receive from sublicenses anything of value in lieu of cash payments in consideration for any sublicense under this Agreement without the prior written permission of UGARF and YALE.

      2.8 BUKWANG shall obtain in advance the written approval of UGARF and YALE before it enters into any sublicense agreements. However, in the event that the sublicense from BUKWANG is with a company ***, then such written approval is not needed in advance.

      2.9 BUKWANG agrees to forward to UGARF and YALE a copy of any and all sublicense agreements promptly upon execution by the parties.

      2.10 BUKWANG agrees that any sublicense agreement shall contain a provision for the payment of a royalty of no less than *** of the Net Selling Price of all Licensed Products by the sublicensee.

      2.11 BUKWANG, UGARF and YALE agree to share income from sublicensing in the following manner:

                                                        UGARF/YALE      BUKWANG

            Income from royalties from sublicensee(s)       ***            ***

            Income from sublicense issue fees,              ***            ***
            milestone payments, or fees other than
            royalties

Except as otherwise modified herein, the LICENSE remains in full force and effect.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed by their duly authorized representatives, under seal, as of the effective date.

UNIVERSITY OF GEORGIA
RESEARCH FOUNDATION, INC.                BUKWANG PHARM. IND. CO., LTD.


By: /s/ Joe L. Key                       By: /s/ C. H. Koo
    ---------------------------              ----------------------------
Name:  Joe L. Key                        Name: C. H. Koo
Title: Executive Vice President                Managing Director

(corporate seal)                         (corporate seal)

                                         BUKWANG PHARM. IND. CO., LTD.
                                         398-1 Daebang-Dong, Dongjak-ku
YALE UNIVERSITY                          Seoul, 156-020, KOREA


By: /s/ Gregory E. Gardiner
    ---------------------------
Name:  Gregory E. Gardiner, Ph.D.
Title: Director, Cooperative Research

(corporate seal)

                               AMENDMENT NUMBER 2

                                       to

                         LICENSE AGREEMENT and AMENDMENT

                                     between

                 UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.

                              YALE UNIVERSITY, and

                          BUKWANG PHARM. IND. CO., LTD.

      This AMENDMENT NUMBER 2 to LICENSE AGREEMENT and AMENDMENT (dated September 1, 1997) is effective on December 1, 1997, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (UGARF), YALE UNIVERSITY, located in New Haven, Connecticut (YALE), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea (BUKWANG).

                                   WITNESSETH

      WHEREAS, UGARF, YALE and BUKWANG entered into a License Agreement (LICENSE) as of December 28, 1995, and an AMENDMENT dated September 1, 1997; and

      WHEREAS, UGARF, YALE and BUKWANG desire to amend the LICENSE and AMENDMENT as follows:

      NOW, THEREFORE, UGARF, YALE and BUKWANG agree as follows:

1. Article 1 of the AMENDMENT dated September 1, 1997, is replaced with the following:

      In partial consideration of the grant by UGARF and YALE of sublicensing rights to BUKWANG, BUKWANG agrees to pay on completion of a sublicense agreement with a third party, a one-time, nonrefundable, noncreditable fee of *** to be split equally between UGARF and YALE. This fee is in addition to the *** sharing of sublicense fees, milestone payments or fees other than royalties received by BUKWANG from a sublicensee, as provided in Article 2.11 of this AMENDMENT.

2.    Paragraph 2.6 of the LICENSE is replaced by the following:

      2.6 BUKWANG agrees that any sublicenses granted by it shall provide that the obligations to UGARF and YALE of Articles 2, 3.3, 5, 6, 8, 9, 10, 11, 12 and 14

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. BUKWANG further agrees to attach copies of these Articles to sublicense agreements. ***

      3.    Exhibit A of the LICENSE is amended to include ***

Except as otherwise modified herein, the LICENSE remains in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed by their duly authorized representatives, under seal, as of the effective date.

UNIVERSITY OF GEORGIA
RESEARCH FOUNDATION, INC.                BUKWANG PHARM. IND. CO., LTD.


By: /s/ Joe L. Key                       By: /s/ S. K. Lee
    ---------------------------              -------------------------
Name:  Joe L. Key                            Name: S. K. Lee
Title: Executive Vice President              Managing Director

(corporate seal)                         (corporate seal)

YALE UNIVERSITY


By: /s/ Gregory E. Gardiner
    ---------------------------
Name:  Gregory E. Gardiner
Title: Director, Office of Cooperative Research

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    Exhibit B

   L-Nucleosides for the Treatment of Hepatitis B-Virus and Epstain Bar Virus

Inventors: Chung K. Chu, Yung-Chi Cheng, Balakrishna S. Pai and Gang-Qing Yao

================================================================================
   Docket   Country     Serial No.   Filing Date Patent No.   Grant Date
    Name
================================================================================
UGA 500     USA         08/189.070   1-28-94     5,587,362    12-24-96
--------------------------------------------------------------------------------
Div (1)     USA         08/467.010   6-6-95      5,567,688    10-22-96
--------------------------------------------------------------------------------
Div (2)     USA         08/466.274   6-9-95      5,565,438    10-15-96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PCT                     US95/01253   1-30-95
--------------------------------------------------------------------------------
            Australia   17376/95     1-30-95
--------------------------------------------------------------------------------
            Brazil      PI9506       1-30-95
--------------------------------------------------------------------------------
            Bulgaria    100792       1-30-95
--------------------------------------------------------------------------------
            Canada      2.182.273    1-30-95
--------------------------------------------------------------------------------
            Chile       1353-95      1-30-95
--------------------------------------------------------------------------------
            China       95/191415.4  1-30-95
--------------------------------------------------------------------------------
            Czech       PV2114-96    1-30-95
            Republic
--------------------------------------------------------------------------------
            Europe      95/909404.6  1-30-95
--------------------------------------------------------------------------------
            Finland     962986       1-30-95
--------------------------------------------------------------------------------
            Hungary     P9601774     1-30-95
--------------------------------------------------------------------------------
            Japan       520247/1995  6-30-95
--------------------------------------------------------------------------------
            Mexico      96/3029      1-30-95
--------------------------------------------------------------------------------
            New         281058       1-30-95
            Zealand
--------------------------------------------------------------------------------
            N. Korea    96-0582      1-30-95
--------------------------------------------------------------------------------
            Norway      96-3138      1-30-95
--------------------------------------------------------------------------------

================================================================================
   Docket   Country     Serial No.   Filing Date Patent No.   Grant Date
    Name
================================================================================
            Romania     96-01548     1-30-95
--------------------------------------------------------------------------------
            Russia      96-117323    1-30-95
--------------------------------------------------------------------------------
            Sri Lanka   11021        1-30-95     11021        11/15/95
--------------------------------------------------------------------------------
            S. Korea    96-704125    1-30-95
--------------------------------------------------------------------------------
            Slovak      PV-926-96    1-30-95
            Republic
--------------------------------------------------------------------------------
            Viet Nam    SCO147/96    1-30-95
--------------------------------------------------------------------------------

================================================================================

                         PROCESS FOR THE PREPARATION OF
                 2'-FLUORO-5-METHYL-B-L-ARABINOFURANOSYLURIDINE

Inventors: Chung Kewan Chu, Jinfa Du, Yong Seok Choi

================================================================================
   Docket   Country     Serial No.   Filing Date Patent No.   Grant Date
    Name
================================================================================
     ***        ***         ***          ***
--------------------------------------------------------------------------------
            PCT         IB97/01254   8-29-97
--------------------------------------------------------------------------------
            Argentina   P9701 04409  9-25-97
--------------------------------------------------------------------------------
            China       97116278.6   9-8-97
--------------------------------------------------------------------------------
            India       unknown      9-15-97
--------------------------------------------------------------------------------
            Indonesia   P-973026     9-16-97
--------------------------------------------------------------------------------
            Israel      121.730      9-10-97
--------------------------------------------------------------------------------
            Korea       98-1421      1-19-97
--------------------------------------------------------------------------------
            Malaysia    unknown      9-13-97
--------------------------------------------------------------------------------
            Pakistan    706/97       9-13-97
--------------------------------------------------------------------------------
            Philippines I-57996      9-24-97
--------------------------------------------------------------------------------
            Saudi       98180771     1-4-98
            Arabia
--------------------------------------------------------------------------------
            Taiwan      86111816     8-16-97
--------------------------------------------------------------------------------
            Thailand    039630       9-15-97
--------------------------------------------------------------------------------
            Turkey      97/0151      9-26-97
================================================================================

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    Exhibit C
                               AMENDMENT NUMBER 3

                                       to

                                LICENSE AGREEMENT

                                      among

                UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

                               YALE UNIVERSITY and

                          BUKWANG PHARM. IND. CO., LTD.

      This AMENDMENT NUMBER 3, dated as of this February 27, 1998, and effective in accordance with paragraph 15 hereof, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 ("UGARF"), YALE UNIVERSITY, located in New Haven, Connecticut ("YALE"), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea ("BUKWANG").

                                   WITNESSETH:

      WHEREAS, UGARF, YALE, and BUKWANG entered into a License Agreement as of December 28, 1995, and Amendment Number 1 thereto, dated September 1, 1997 and Amendment Number 2 thereto dated December 1, 1997 (collectively, the "License Agreement"); and

      WHEREAS, BUKWANG and TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation with offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("TRIANGLE") have entered into a license agreement, dated as of even date herewith (the "Triangle Sublicense Agreement"), pursuant to which BUKWANG has granted TRIANGLE an exclusive sublicense to the Bukwang Patents and Bukwang Know-How (each as defined in the Triangle Sublicense Agreement), in the entire world, except Korea; and

      WHEREAS, TRIANGLE has requested that BUKWANG, UGARF and YALE execute this Amendment Number 3 in order, inter alia, to reconcile certain inconsistencies between this License Agreement and the Triangle Sublicense Agreement and BUKWANG, UGARF and YALE are willing to do so;

      NOW, THEREFORE, UGARF, YALE and BUKWANG agree as follows:

1. All capitalized terms used in this Amendment Number 3 and not defined in this Amendment Number 3 shall have the meanings given them in the License Agreement, except as otherwise explicitly set forth herein.

2. UGARF and YALE hereby expressly consent to BUKWANG's entering into the Triangle Sublicense Agreement.

3. UGARF and YALE confirm that the License Agreement is in full force and effect and UGARF and YALE are not aware of any breach thereof by any party thereto.

4.    The following amendments are made to Article 2 of the License Agreement:

      (a) Delete the last two sentences of paragraph 2.4 of the License Agreement and replace them with the following:

            If at any time during the term of this License Agreement, the United States government should take action which terminates this License Agreement or requires that this License Agreement be terminated, BUKWANG acknowledges this License Agreement will automatically terminate. In such event, BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination, other than any overpayment of earned royalties as determined by any audit conducted pursuant to paragraph 6.2 of this License Agreement.

      (b) Delete paragraph 2.5 of the License Agreement entitled "Republic of Korea Government Approval" and add the following sentences to paragraph 2.5 of Amendment Number 1 to the License Agreement:

            Notwithstanding the foregoing, UGARF and YALE agree that, if this License Agreement terminates pursuant to paragraph 12.4 or 12.6, the Triangle Sublicense Agreement shall, with respect to the Licensed Patents and Licensed Technology, automatically become a direct license with UGARF and YALE on the terms stated therein; provided, however that UGARF and YALE shall be entitled to receive only those percentages of milestone payments, royalties and other fees payable to UGARF and YALE under the Triangle Sublicense Agreement as are specified in paragraph 2.11 hereof on the date of such termination. In such event, UGARF and YALE agree promptly to provide Triangle with written confirmation of such a direct license.

      (c) Delete the paragraph 2.6 of Amendment Number 2 and replace it with the following:

            UGARF and YALE agree that:

            (i) TRIANGLE's performance of its obligations set forth in the Triangle Sublicense Agreement shall be deemed to be complete performance of any obligations which Triangle, as BUKWANG's sublicensee, and Bukwang have pursuant to the provisions of this License Agreement including, but not limited to, any and all obligations set forth herein relating to diligence, progress reports, royalties (and the calculation thereof), milestone payments and any other amounts payable to UGARF and YALE pursuant to the terms of the License Agreement and the due dates in respect of any of the foregoing and including the provisions of Articles 2, 5, 6, 8, 10, 11, 12 and 14 of the License Agreement; provided however, BUKWANG agrees that the Triangle Sublicense Agreement shall contain a provision for the payment of a royalty of no less than *** of the Net Sales of all Licensed Products by TRIANGLE (as defined therein);

            (ii) Triangle's sole financial obligations as BUKWANG's sublicensee shall be those which are set forth in the Triangle Sublicense Agreement and shall be deemed to be performance by BUKWANG of its financial obligations hereunder; and

            (iii) Triangle's performance of its diligence obligations as set forth in Article 6 of the Triangle Sublicense Agreement shall be deemed to be performance by BUKWANG of its diligence obligations under the License Agreement including, but not limited to, those set forth in Article 3 hereof.

      (d) Delete paragraph 2.10 of Amendment Number 1 and replace it as follows:

            BUKWANG agrees that payments to LICENSOR in respect of royalties received by BUKWANG under the Triangle Sublicense Agreement shall not be less than *** of Net Sales of Licensed Products (as defined in the Triangle Sublicense Agreement) for any royalty period during the term

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            thereof.

      (e)   Add the following paragraph 2.12 to Article 2 of the License
            Agreement:

            To the extent that the rights have not already been licensed exclusively to another party, UGARF and YALE agree not to sue BUKWANG or its Affiliates or sublicensees for patent infringement for practicing a claim of a patent assigned to UGARF and YALE if practicing said claim is required to make, have made, use, import, offer for sale, sell or have sold Licensed Products.

5. Delete paragraph 3.3 of the License Agreement and replace it with the following paragraph:

            3.3 Chemical Utility Diligence Obligation. As used herein, the term "Compounds" shall mean the compound known as L-FMAU, with the chemical name, 2'-fluoro-5-methyl-(beta)-L-arabinofuranosyluracil, including any salts and esters thereof. BUKWANG acknowledges that viral resistance may limit the clinical utility and commercial potential of the Compounds. In the conduct of the BUKWANG Development Program, BUKWANG shall use its *** to conduct, or shall cause its sublicensee to use its *** to conduct, preclinical and clinical studies of the Compounds in combination with other anti-HBV drugs or drug candidates in order to determine ***. BUKWANG shall conduct, or shall cause its sublicensee to conduct, preclinical combination studies with at least *** and shall use, or shall cause its sublicensee to use, its *** to conduct clinical combination studies with as many other drugs or drug candidates as it deems appropriate to determine the optimal combinations or sequence of

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            combinations necessary to provide maximum efficacy against HBV and enhance the clinical utility and commercial potential of the Compounds. Such combination studies may include *** and, because the outcome of such combination studies cannot be predicted with certainty, these studies may include other drugs or drug candidates being developed by BUKWANG, its sublicensee or third parties which because of various factors are ultimately determined not to be additive to, or synergistic with, the Compounds.

6.    Add the following paragraph to paragraph 4.4 of the License Agreement:

      Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments shall be due net thirty (30) days from the date of invoice. BUKWANG hereby authorizes UGARF and YALE to submit, and UGARF and YALE hereby agree to submit, all such invoices in respect of the Licensed Territory (other than Korea) directly to TRIANGLE for reimbursement.

7.    Make the following amendments to Article 5 of the License Agreement:

      (a) Add the following sentence to paragraph 5.1 of the License Agreement:

            Any provision of this License Agreement to the contrary notwithstanding, payments and reports due hereunder in respect of payments and reports received by BUKWANG from TRIANGLE pursuant to the Triangle Sublicense Agreement will not be due to be submitted to LICENSOR until ten (10) days after the date of receipt by BUKWANG from TRIANGLE.

      (b) Delete the first sentence of paragraph 5.5 and replace it with the following:

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            Payments required under the License Agreement shall, if overdue, bear interest at the rate of *** until paid.


      (c) Add the following paragraph 5.6 to Article 5 of the License
          Agreement:

            5.6 Performance of BUKWANG's Sublicensee. UGARF and YALE agree that any and all reports required to be submitted by BUKWANG pursuant to this Article 5 may instead be submitted by TRIANGLE in respect of that portion of the Licensed Territory in which the Triangle Sublicense Agreement is in effect and that submission of a report by TRIANGLE to UGARF and YALE in accordance with this Article 5 shall be deemed to satisfy BUKWANG's obligation to do so under this
            Article 5.

8.    Make the following amendments to Article 7 of the License Agreement:

      (a) Delete the second paragraph of paragraph 7.1 and replace it as follows:

            If BUKWANG or its sublicensee, as applicable, fail to reimburse LICENSOR for any undisputed patent prosecution expenses respecting any patent application or issued patent included in the Licensed Patents within the time allowed therefor, upon at least thirty (30) days' prior notice to BUKWANG or its sublicensee, as applicable, LICENSOR may remove such patent application or issued patent from the Licensed Patents and LICENSOR shall be free, at its election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

      (b)   Add the following paragraph 7.3 to Article 7:

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      7.3   Further Obligations.

      (a) Except as otherwise provided in Article 8, each party's responsibilities for patent prosecution activities pursuant to this
      Article 7 shall also include all ex parte and inter partes activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party's or its sublicensee's position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this subparagraph (a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, it shall give notice to the other party pursuant to the applicable provisions of subparagraph (b) below and the other party or its sublicensee, as applicable, may initiate, pursue or assume such patent prosecution activities, at its sole expense.

      (b) In conducting its patent prosecution activities under this License Agreement, each party may use patent attorneys selected by it in its own discretion. In addition to the other obligations set forth in this Article 7, each party undertakes to keep the other party and, if applicable, such other party's sublicensee throughout the term of this License Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this License Agreement including, but not limited to, supplying the other party or its sublicensee, as applicable, upon reasonable request and at reasonable intervals, with all correspondence with the United States, Japan and European patent office counterparts with respect to the United States, Japan and European patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party or its sublicensee, in order to assist such other party or its sublicensee in connection with any of its activities or the exercise of any of its rights pursuant to Articles 7, such party shall provide the other party or its sublicensee with such additional relevant documentation which such other party or its sublicensee may reasonably request relating to such patent applications and patents in the Licensed Patents, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate or any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 7, it shall give the other party or its sublicensee notice thereof in a sufficiently timely manner so as to enable such other party or its sublicensee to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its *** to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      (c) BUKWANG and LICENSOR agree that, during the term of the Triangle Sublicense Agreement, the rights of BUKWANG under this Article 7 shall be exercised, if at all, by TRIANGLE with respect to all patent prosecution activities in any portion of the Licensed Territory in which the Triangle Sublicense Agreement is then in effect. With respect to such patent prosecution activities, LICENSOR shall communicate with TRIANGLE directly.

10.   Make the following amendments to Article 8 of the License Agreement:

      (a) Delete subparagraph (c) to paragraph 8.1 and replace it as follows:

            (c) If LICENSOR shall fail with ninety (90) days after receiving notice from BUKWANG of a potential infringement, to either (i) terminate such infringement or (ii) to institute, either jointly as provided in subparagraph (a) above or solely as provided in subparagraph (b) above and, thereafter, to prosecute such suit diligently, or (iii) if LICENSOR notifies BUKWANG that it does not plan to institute or join in such suit, BUKWANG may institute suit and, at its option, name LICENSOR as a plaintiff. BUKWANG shall bear the entire cost of such litigation, including defending any counterclaims brought against LICENSOR and paying any judgments rendered against LICENSOR, and shall be entitled to retain the entire amount of any recovery or settlement.

      (b) Add the following subparagraph (d) to paragraph 8.1:

            (d) In the event BUKWANG commences a suit pursuant to subparagraph
            (c), BUKWANG may deposit up to *** of any royalties and milestone payments which are otherwise payable to LICENSOR during

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            the pendency of such suit in an interest-bearing escrow account. Upon final resolution of such suit, BUKWANG shall provide LICENSOR with an accounting of the amounts escrowed and BUKWANG's expenses incurred in such infringement suit. BUKWANG shall be entitled to offset any expenses which BUKWANG fails to recoup in such suit against the escrowed amounts. Any escrowed amounts (and interest thereon) in excess of BUKWANG's unrecouped expenses shall be promptly paid to LICENSOR.

      (c) Add the following paragraph 8.3 to Article 8:

            8.3 Sublicensee Rights. BUKWANG and LICENSOR agree that, during the term of the Triangle Sublicense Agreement, the rights of BUKWANG under this Article 8 shall be exercised, if at all, by TRIANGLE with respect to any infringements in any portion of the Licensed Territory in which the Triangle Sublicense Agreement is then in effect. With respect to such infringements, LICENSOR shall contact Triangle regarding decisions relating to whether it desires to commence any infringement suit and, if so, whether such suit should be commenced jointly.

11.   Add the following paragraph 9.4 to Article 9 of the License Agreement:

            9.4 Rights to Disclose. Notwithstanding any provision of this
            Article 9 to the contrary, BUKWANG shall have the right to disclose any and all information and technology disclosed to it by LICENSOR to TRIANGLE. LICENSOR agrees that TRIANGLE shall have the right to disclose such information and technology as provided in Article 13 of the Triangle Sublicense Agreement.

12. Exhibit A of the License Agreement is deleted and replaced with Exhibit A attached hereto. LICENSOR warrants and represents that, with the exception of the two patent cases identified by serial numbers ***, (a) Exhibit A is a complete list of all patents and patent applications which it owns as of the date hereof which relate to the Compounds per se, the use of the Compounds in the Field of Use or the manufacture of the Compounds; and (b) no patents or patent applications which relate to the Compounds per se, .the use of the Compounds in the Field of Use or the manufacture of the Compounds have been filed by LICENSOR in any non-elected countries (as defined in paragraph 7.1 hereof).

13.   Attached hereto as Exhibit B is a true and correct copy of the ***.

14. BUKWANG, UGARF and YALE agree not to amend this Amendment Number 3 in any manner which would adversely affect TRIANGLE's rights and obligations under the Triangle Sublicense Agreement. Any such purported amendment, without TRIANGLE's prior written consent (which Triangle may withhold at its sole discretion), shall be void. BUKWANG, UGARF and YALE agree to give TRIANGLE at least thirty (30) days' notice of any other proposed amendment to the License Agreement (including a true and correct copy thereof) and will not enter into such an amendment if prior to such thirty (30) days' TRIANGLE identifies any provisions contained in such proposed amendment which would adversely affect the rights and obligations of TRIANGLE under the Triangle Sublicense Agreement. If TRIANGLE gives such notice in a timely fashion, the parties will meet in an attempt to mutually agree on acceptable terms of such amendment or, in lieu thereof, BUKWANG, UGARF, and YALE may enter into such amendment deleting the adverse provisions identified in TRIANGLE's

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

      notice.

15. This Amendment Number 3 shall become effective upon the Effective Date of the Triangle Sublicense Agreement (as defined therein) provided, however, that in the event the Triangle Sublicense Agreement terminates in one or more countries, this Amendment Number 3 shall terminate automatically in respect of such countries.

16. Except as otherwise expressly amended hereby, the License Agreement remains in full force and effect.

17. This Amendment Number 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, under seal, as of the date set forth above.

LICENSOR:                                BUKWANG:

UNIVERSITY OF GEORGIA                    BUKWANG PHARM. IND. CO., LTD.
RESEARCH FOUNDATION, INC.


By: /s/ Joe L. Key                       By: /s/ Sung Koo Lee
    -----------------------------            -----------------------------
Name: Joe L. Key                         Name: Sung Koo Lee
Title: Executive Vice President          Title: Managing Director

[Corporate Seal]                         [Corporate Seal]

YALE UNIVERSITY


By: /s/ Gregory E. Gardiner
    -----------------------------
Name: Gregory E. Gardiner
Title: Director, OCR

[Corporate Seal]

                                    Exhibit A

   L-Nucleosides for the Treatment of Hepatitis B-Virus and Epstein Bar Virus

Inventors: Chung K. Chu, Yung-Chi Cheng, Balakrishna S. Pai and Gang-Qing Yao

================================================================================
   Docket     Country    Serial No.   Filing Date   Patent No.   Grant Date
    Name
================================================================================
UGA 500       USA        08/189.070   1-28-94       5,587,362    12-24-96
--------------------------------------------------------------------------------
Div (1)       USA        08/467.010   6-6-95        5,567,688    10-22-96
--------------------------------------------------------------------------------
Div (2)       USA        08/466.274   6-9-95        5,565,438    10-15-96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PCT                      US95/01253   1-30-95
--------------------------------------------------------------------------------
              Australia  17376/95     1-30-95
--------------------------------------------------------------------------------
              Brazil     PI9506       1-30-95
--------------------------------------------------------------------------------
              Bulgaria   100792       1-30-95
--------------------------------------------------------------------------------
              Canada     2.182.273    1-30-95
--------------------------------------------------------------------------------
              Chile      1353-95      1-30-95
--------------------------------------------------------------------------------
              China      95/191415.4  1-30-95
--------------------------------------------------------------------------------
              Czech      PV2114-96    1-30-95
              Republic
--------------------------------------------------------------------------------
              Europe     95/909404.6  1-30-95
--------------------------------------------------------------------------------
              Finland    962986       1-30-95
--------------------------------------------------------------------------------
              Hungary    P9601774     1-30-95
--------------------------------------------------------------------------------
              Japan      520247/1995  6-30-95
--------------------------------------------------------------------------------
              Mexico     96/3029      1-30-95
--------------------------------------------------------------------------------
              New        281058       1-30-95
              Zealand
--------------------------------------------------------------------------------
              N. Korea   96-0582      1-30-95
--------------------------------------------------------------------------------
              Norway     96-3138      1-30-95
================================================================================

================================================================================
   Docket     Country    Serial No.   Filing Date   Patent No.   Grant Date
    Name
================================================================================
              Romania    96-01548     1-30-95
--------------------------------------------------------------------------------
              Russia     96-117323    1-30-95
--------------------------------------------------------------------------------
              Sri Lanka  11021        1-30-95       11021        11/15/95
--------------------------------------------------------------------------------
              S. Korea   96-704125    1-30-95
--------------------------------------------------------------------------------
              Slovak     PV-926-96    1-30-95
              Republic
--------------------------------------------------------------------------------
              Viet Nam   SCO147/96    1-30-95
--------------------------------------------------------------------------------

================================================================================

                         PROCESS FOR THE PREPARATION OF
                 2'-FLUORO-5-METHYL-B-L-ARABINOFURANOSYLURIDINE

Inventors: Chung Kewan Chu, Jinfa Du, Yong Seok Choi

================================================================================
   Docket     Country    Serial No.   Filing Date   Patent No.   Grant Date
    Name
================================================================================
     ***          ***          ***          ***
--------------------------------------------------------------------------------
              PCT        IB97/01254   8-29-97
--------------------------------------------------------------------------------
              Argentina  P9701 04409  9-25-97
--------------------------------------------------------------------------------
              China      97116278.6   9-8-97
--------------------------------------------------------------------------------
              India      unknown      9-15-97
--------------------------------------------------------------------------------
              Indonesia  P-973026     9-16-97
--------------------------------------------------------------------------------
              Israel     121.730      9-10-97
--------------------------------------------------------------------------------
              Korea      98-1421      1-19-97
--------------------------------------------------------------------------------
              Malaysia   unknown      9-13-97
--------------------------------------------------------------------------------
              Pakistan   706/97       9-13-97
--------------------------------------------------------------------------------
              PhilippinesI-57996      9-24-97
--------------------------------------------------------------------------------
              Saudi      98180771     1-4-98
              Arabia
--------------------------------------------------------------------------------
              Taiwan     86111816     8-16-97
--------------------------------------------------------------------------------
              Thailand   039630       9-15-97
--------------------------------------------------------------------------------
              Turkey     97/0151      9-26-97
================================================================================

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    Confidential Treatment and filed separately with the Commission.

                                   Exhibit B

                                      ***

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.